                                                                    EXHIBIT 99.1


BOSTON PROPERTIES, INC.
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2001

                                         BOSTON PROPERTIES, INC.
                                            THIRD QUARTER 2001

                                                  INDEX

                                             Page                                                                             Page
        Company Background                      3             Office/Technical Properties - Lease Expiration Roll Out           25
        Investor Information                  4-5             Industrial Properties - Lease Expiration Roll Out                 26
        Financial Highlights                    6             Retail Properties - Lease Expiration Roll Out                     27
        Consolidated Balance Sheets             7             Grand Total - Office, Office/Technical, Industrial
        Consolidated Income Statements          8               and Retail Properties                                           28
                                                              Boston Area Lease Expiration Roll Out                             29
        Funds From Operations                   9             Washington DC Area Lease Expiration Roll Out                      30
        Financial Ratios                       10             San Francisco Area Lease Expiration Roll Out                      31
        Capital Structure                      11             New York Area Lease Expiration Roll Out                           32
        Debt Analysis                       12-14             Princeton Area Lease Expiration Roll Out                          33
        Joint Ventures                         15             Other Area Lease Expiration Roll Out                              34
        Portfolio Overview - Square Footage    16             Hotel Performance                                                 35
        Property Listing                    17-20             Same Property Performance                                         36
        Top 20 Tenants                         21             "In-Service" Property Performance                                 37
        Portfolio Overview - FFO               22             Capital Expenditures                                              38
        Occupancy Analysis                     23             Value Creation Pipeline - Acquisitions/Dispositions               39
        Office Properties - Lease Expiration
          Roll Out                             24             Value Creation Pipeline - Development                             40
                                                              Value Creation Pipeline - Land Parcels                            41

                           BOSTON PROPERTIES, INC.
                              THIRD QUARTER 2001

                              COMPANY BACKGROUND

        Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of office, industrial and hotel properties. The Company is one of the largest owners and developers of Class A office properties in the United States, concentrated in four core markets - Boston, Midtown Manhattan, Washington DC, and San Francisco.

        On June 23, 1997, Boston Properties successfully completed its initial public offering. The offering and the underwriters over-allotment option closed on the same date resulting in 36,110,000 shares being sold at $25.00 per share for a total offering of $902,750,000. On January 30,1998, the Company closed a follow-on offering of 23,000,000 shares (including the underwriters' over-allotment) at $35.125 per share for a total offering of $807,875,000. On May 20, 1999, the Company raised an additional $141,002,500, net of issuance costs, through the issuance of 4,000,000 shares. On October 31, 2000, Boston Properties successfully completed an additional public offering resulting in 17,110,000 shares (including the underwriters' over-allotment) being sold at $39.0625 per share for a total offering of $668,359,000.

        Through its predecessor company founded by Mortimer B. Zuckerman and Edward H. Linde in 1970, the Company grew through the seventies, eighties, and nineties by developing and redeveloping Class A office properties, office/technical and industrial properties, and hotels in its primary markets of Greater Boston, Greater Washington, DC, and midtown Manhattan.

        Since the Company's initial offering in June 1997, the Company has acquired 47 properties adding approximately 17.7 million square feet to its portfolio, representing an investment of approximately $4.7 billion, and the Company has delivered 28 development properties adding approximately 4.2 million square feet to its portfolio, representing an investment of approximately $597.7 million. In addition, the Company is constructing 13 office properties for a total anticipated investment of approximately $1.9 billion. The Company owns or controls land where it can develop an additional 9.2 million square feet.

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                              INVESTOR INFORMATION

                                   111 Huntington Avenue
                                   Boston, MA 02199-7610
                                   (617) 236-3300
                                   (617) 236-3311 (fax)

Key Employees:
Mortimer B. Zuckerman                   Chairman of the Board
Edward H. Linde                         President, CEO and Director
Robert E. Burke                         Executive Vice President, Operations
Douglas T. Linde                        Senior Vice President, CFO and Treasurer

                                     TIMING

Quarterly results for 2001 will be announced according to the following anticipated schedule:

           Year End                        Early February

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                          COMMON STOCK DATA (NYSE:BXP)

Boston Properties' common stock is traded primarily on the New York Stock Exchange under the symbol: BXP. BXP's common stock has had the following characteristics (based on New York Stock Exchange closing prices):

=============================================================================================================================
                                                   3rd Quarter     2nd Quarter    1st Quarter     4th Quarter
                                                       2001            2001           2001             2000
                                                   -----------     -----------    -----------     -----------
High Price                                           $41.2600        $41.0600        $43.3125        $44.7500
Low Price                                            $36.2000        $36.4700        $37.9200        $38.8750
Closing Price                                        $38.1300        $40.9000        $38.4500        $43.5000
Dividends per share - annualized                        $2.32           $2.32           $2.12           $2.12
Closing dividend yield - annualized                      6.08%           5.67%           5.51%           4.87%
Closing shares, common units and preferred
   units (if converted) outstanding (thousands)       124,644         124,644         124,240         124,138
Closing market value of shares and units
   outstanding (thousands)                         $4,752,676      $5,097,940      $4,777,028      $5,400,003

=============================================================================================================================

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                              FINANCIAL HIGHLIGHTS
                          (unaudited and in thousands)


==================================================================================================================================
                                                                                               Three Months Ended
                                                                         ---------------------------------------------------------
                                                                         September 30,     June 30,      March 31,    December 31,
                                                                             2001            2001          2001           2000
                                                                         -------------     --------      ---------    ------------
        INCOME ITEMS:

        Revenue                                                             $264,714       $256,269       $233,456       $228,527
        Net straight line rent                                              $  6,400       $  6,487       $  5,978       $  2,608
        Lease termination fees                                              $  4,857       $  2,458       $  1,163       $    916
        Capitalized interest                                                $ 14,740       $ 15,800       $ 16,098       $ 12,812
        Net Income available to common shareholders before
             net derivative losses (SFAS No.133)                            $ 54,923       $ 52,887       $ 48,058       $ 43,235
        Funds from Operations (FFO) before net derivative
             losses (SFAS No.133) - basic                                   $106,108       $100,124       $ 98,730       $ 93,158
        Company's share                                                     $ 86,627       $ 81,410       $ 79,201       $ 71,888
        FFO before net derivative losses (SFAS 133)
             per share - basic                                              $   0.96       $   0.90       $   0.89       $   0.89
        FFO before net derivative losses (SFAS 133)
             per share - diluted                                            $   0.91       $   0.86       $   0.85       $   0.85
        Dividends per share                                                 $   0.58       $   0.58       $   0.53       $   0.53
        Funds available for distribution (FAD)(1)                           $ 73,157       $ 80,335       $ 78,835       $ 72,756

        RATIOS:

        Interest Coverage Ratio (excluding capitalized interest)                2.96           2.98           3.26           3.05
        Interest Coverage Ratio (including capitalized interest)                2.37           2.32           2.43           2.43
        FFO Payout Ratio                                                       63.74%         67.44%         62.35%         62.35%
        FAD Payout Ratio                                                       88.01%         79.95%         74.36%         80.49%
==================================================================================================================================


=================================================================================================================================
                                                                   September 30,      June 30,        March 31,      December 31,
                                                                       2001             2001            2001             2000
                                                                   -------------      --------        ---------      ------------
        CAPITALIZATION:

        Total Debt                                                  $4,245,433       $4,177,670       $3,450,347       $3,414,891

        Total Common Shares Outstanding @ Quarter End                   90,720           90,351           89,701           86,630
        Total Preferred Shares Outstanding @ Quarter End
          (if converted)                                                 2,625            2,625            2,625            2,625
        Total Common Units Outstanding @ Quarter End                    20,288           20,382           20,903           23,862
        Total Preferred Units Outstanding @ Quarter End
          (if converted)                                                11,011           11,011           11,011           11,021
        Price @ Quarter End                                         $  38.1300       $  40.9000       $  38.4500       $  43.5000
        Equity Value @ Quarter End                                  $4,752,676       $5,086,692       $4,777,028       $5,400,003
        Total Market Capitalization                                 $8,998,109       $9,264,362       $8,227,375       $8,814,894
        Debt/Total Market Capitalization                                 47.18%           45.09%           41.94%           38.74%
=================================================================================================================================

(1) FAD is defined as FFO after adjustments for second generation lease commissions and tenant improvements, recurring capital expenditures, straight line rents and nonrecurring charges.

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                           CONSOLIDATED BALANCE SHEETS
                                 (in thousands)


===================================================================================================================================
                                                                        September 30,     June 30,      March 31,      December 31,
                                                                            2001            2001          2001             2000
                                                                         (unaudited)    (unaudited)    (unaudited)
                                                                        -------------   -----------    -----------     ------------
     ASSETS
Real estate                                                               $ 6,147,265    $ 6,090,113    $ 5,280,149    $ 5,188,296
Development in progress                                                       984,962        915,135        881,274        817,478
Land held for future development                                              165,753        160,729        123,232        107,005
                Less accumulated depreciation                                (683,029)      (647,881)      (616,620)      (586,719)
                                                                          -----------    -----------    -----------    -----------
                Total real estate                                           6,614,951      6,518,096      5,668,035      5,526,060
Cash and cash equivalents                                                     161,011        165,764        241,819        280,957
Escrows                                                                        20,901         31,577         29,861         85,561
Investments in securities                                                       4,297          4,297          6,060          7,012
Tenant and other receivables, net                                              28,642         26,337         24,443         26,852
Accrued rental income, net                                                    110,441        104,304         97,657         91,684
Deferred charges, net                                                         104,370        100,804         76,209         77,319
Prepaid expenses and other assets                                              46,303         47,962         73,539         41,154
Investments in unconsolidated joint ventures                                   90,160         94,155         92,456         89,871
                                                                          -----------    -----------    -----------    -----------
                        Total assets                                      $ 7,181,076    $ 7,093,296    $ 6,310,079    $ 6,226,470
                                                                          ===========    ===========    ===========    ===========
     LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
        Mortgage notes and bonds payable                                  $ 4,245,433    $ 4,177,670    $ 3,450,347    $ 3,414,891
        Unsecured Line of Credit                                                 --             --             --             --
        Accounts payable and accrued expenses                                  71,716         61,248         58,542         57,338
        Dividends and distributions payable                                    79,005         78,241         71,917         71,274
        Interest rate contracts                                                32,136         19,045         19,774           --
        Accrued interest payable                                               15,679         12,067          8,127          5,599
        Other liabilities                                                      52,969         53,365         56,943         51,926
                                                                          -----------    -----------    -----------    -----------
                Total liabilities                                           4,496,938      4,401,636      3,665,650      3,601,028
                                                                          -----------    -----------    -----------    -----------
Commitments and contingencies                                                    --             --             --             --
                                                                          -----------    -----------    -----------    -----------
Minority interests                                                            844,957        851,868        821,575        877,715
                                                                          -----------    -----------    -----------    -----------
Series A Convertible Redeemable Preferred Stock, liquidation preference $50.00 per share, 2,000,000 shares issued
   and outstanding                                                            100,000         100,000        100,000        100,000
                                                                          -----------    -----------    -----------    -----------
Stockholders' Equity:
   Excess stock, $.01 par value, 150,000,000 shares
      authorized, none issued or outstanding                                     --             --             --             --
   Common stock, $.01 par value, 250,000,000 shares authorized,
      90,720,477, 90,350,510, 89,701,122 and 86,630,089
      issued and outstanding, respectively                                        907            904            897            866
        Additional paid-in capital                                          1,784,840      1,774,335      1,759,714      1,673,349
        Dividends in excess of earnings                                       (30,456)       (19,193)       (15,829)       (13,895)
        Unearned compensation                                                  (2,242)        (2,386)        (2,531)          (848)
        Accumulated other comprehensive loss                                  (13,868)       (13,868)       (19,397)       (11,745)
                                                                          -----------    -----------    -----------    -----------
                Total stockholders' equity                                  1,739,181      1,739,792      1,722,854      1,647,727
                                                                          -----------    -----------    -----------    -----------
                        Total liabilities and stockholders' equity        $ 7,181,076    $ 7,093,296    $ 6,310,079    $ 6,226,470
                                                                          ===========    ===========    ===========    ===========

===================================================================================================================================

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                         CONSOLIDATED INCOME STATEMENTS
                  (in thousands, except for per share amounts)
                                   (unaudited)


=============================================================================================================================
                                                                                        Three Months Ended
                                                                       -------------------------------------------------
                                                                        30-Sep-01  30-Jun-01    31-Mar-01    31-Dec-00
                                                                       ----------  ---------   -----------   ----------
Revenue:
  Rental
    Base Rent (1)                                                      $ 219,855    $ 208,071    $ 185,691    $ 183,319
    Recoveries from tenants                                               27,473       27,266       26,178       23,736
    Parking and other                                                     12,965       13,533       13,746       12,797
                                                                       ---------    ---------    ---------    ---------
         Total rental revenue                                            260,293      248,870      225,615      219,852
    Development and management services                                    2,805        3,110        3,397        3,405
    Interest and other                                                     1,616        4,289        4,444        5,270
                                                                       ---------    ---------    ---------    ---------
          Total revenue                                                  264,714      256,269      233,456      228,527
                                                                       ---------    ---------    ---------    ---------
Expenses:
    Operating                                                             81,475       76,865       70,343       67,335
    General and administrative                                             9,819        9,880        9,950        9,791
    Interest (2)                                                          59,936       55,870       47,853       50,854
    Depreciation and amortization                                         38,518       36,675       34,740       36,088
    Loss on investments in other companies                                  --          6,500         --           --
                                                                       ---------    ---------    ---------    ---------
        Total expenses                                                   189,748      185,790      162,886      164,068
                                                                       ---------    ---------    ---------    ---------
Income before net derivative losses (SFAS No.133), minority
  interests and income from unconsolidated joint ventures                 74,966       70,479       70,570       64,459
Net derivative losses (SFAS No.133)                                      (16,620)      (4,733)      (3,055)        --
Minority interest in property partnerships                                   374          510         (255)        (250)
Income from unconsolidated joint ventures                                    997          717        1,127          402
                                                                       ---------    ---------    ---------    ---------
Income before minority interest in Operating Partnership                  59,717       66,973       68,387       64,611
Minority interest in Operating Partnership (3)                           (16,709)     (18,138)     (19,024)     (19,472)
                                                                       ---------    ---------    ---------    ---------
Income before gain on sale of real estate                                 43,008       48,835       49,363       45,139
Gain on sale of real estate, net of minority interest                       --          1,851        4,654           73
                                                                       ---------    ---------    ---------    ---------
Income before cumulative effect of a change in accounting principle       43,008       50,686       54,017       45,212
Cumulative effect of a change in accounting principle,
  net of minority interest                                                  --           --         (6,767)        --
                                                                       ---------    ---------    ---------    ---------
Income before extraordinary item                                          43,008       50,686       47,250       45,212
Extraordinary loss, net                                                     --           --           --           (334)
                                                                       ---------    ---------    ---------    ---------
Income before preferred dividend                                          43,008       50,686       47,250       44,878
Preferred dividend                                                        (1,653)      (1,648)      (1,643)      (1,643)
                                                                       ---------    ---------    ---------    ---------
Net income available to common shareholders                            $  41,355    $  49,038    $  45,607    $  43,235
                                                                       =========    =========    =========    =========

INCOME PER SHARE OF COMMON STOCK
    Net income available to common shareholders per share - basic      $    0.46    $    0.54    $    0.51    $    0.53
                                                                       =========    =========    =========    =========
    Net income available to common shareholders per share - diluted    $    0.45    $    0.53    $    0.50    $    0.52
                                                                       =========    =========    =========    =========
=============================================================================================================================

(1) Base Rent is reported on a straight-line basis over the terms of the respective leases. The impact of the straight-line rent adjustment increased revenue by $6,400, $6,487, $5,978 and $2,608 for the three months ended September 30, 2001, June 30, 2001, March 31, 2001 and December 31, 2000,
    respectively.

(2) Excludes capitalized interest of $14,740, $15,800, $16,098 and $12,812 for the three months ended September 30, 2001, June 30, 2001, March 31, 2001 and December 31, 2000, respectively.

(3) Equals minority interest percent of 18.36%, 18.69%, 19.78% and 22.83%, respectively of income before minority interest in Operating Partnership after deduction for preferred dividends and distributions.

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                             FUNDS FROM OPERATIONS
                  (in thousands, except for per share amounts)
                                  (unaudited)


===================================================================================================================================
                                                                                                Three months ended
                                                                                  -------------------------------------------------
                                                                                    30-Sep-01  30-Jun-01  31-Mar-01  31-Dec-00
                                                                                    ---------  ---------  ---------  ---------
Income from operations before net derivative losses (SFAS No.133),
  minority interests and income from unconsolidated joint ventures                   $ 74,966   $ 70,479   $ 70,570   $ 64,459
    Add:
      Real estate depreciation and amortization (1)                                    39,360     37,599     35,557     36,830
      Income from unconsolidated joint ventures                                           997        717      1,127        402
    Less:
      Net derivative losses (SFAS No.133)                                              16,620      4,733      3,055       --
      Minority property partnership's share of funds from operations                      832        411        303        287
      Preferred dividends and distributions                                             8,383      8,260      8,221      8,246
                                                                                     --------   --------   --------   --------
    Funds from Operations  (FFO)                                                       89,488     95,391     95,675     93,158
    Add:
      Net derivative losses (SFAS No.133)                                              16,620      4,733      3,055       --
                                                                                     --------   --------   --------   --------
    FFO before net derivative losses (SFAS No.133)                                   $106,108   $100,124   $ 98,730   $ 93,158
                                                                                     ========   ========   ========   ========
    FFO available to common shareholders before net derivative
      losses (SFAS No. 133) (2)                                                      $ 86,627   $ 81,410   $ 79,201   $ 71,888
                                                                                     ========   ========   ========   ========
    FFO per share before net derivative losses (SFAS No.133) - basic                 $   0.96   $   0.90   $   0.89   $   0.89
                                                                                     ========   ========   ========   ========
    Weighted average shares outstanding - basic                                        90,519     89,990     88,688     80,885
                                                                                     ========   ========   ========   ========
    FFO per share before net derivative losses (SFAS No.133) - diluted               $   0.91   $   0.86   $   0.85   $   0.85
                                                                                     ========   ========   ========   ========
    FFO per share after net derivative losses (SFAS No.133) - diluted                $   0.78   $   0.82   $   0.83   $   0.85
                                                                                     ========   ========   ========   ========
    Weighted average shares outstanding - diluted                                     105,812    105,259    104,160     96,008
                                                                                     ========   ========   ========   ========

===================================================================================================================================

                RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS


================================================================================================================================
                                                                         September 30, 2001                June 30, 2001
                                                                   -------------------------------  ----------------------------
                                                                     Income              Shares       Income          Shares
                                                                   (Numerator)       (Denominator)  (Numerator)    (Denominator)
                                                                   ----------        ------------   ----------     ------------
Basic FFO before net derivative losses (SFAS No.133)                 $106,108         110,876       $100,124        110,676
Effect of Dilutive Securities
  Convertible Preferred Units                                           6,730          11,011          6,612         11,011
  Convertible Preferred Stock                                           1,653           2,625          1,648          2,625
  Stock Options and other                                                --             1,657           --            1,633
                                                                    ---------        --------      ---------       --------
Diluted FFO before net derivative losses (SFAS No.133)               $114,491         126,169       $108,384        125,945
                                                                    =========        ========      =========       ========
Company's share of diluted FFO before net derivative losses
  (SFAS No.133) (3)                                                  $ 96,017         105,812       $ 90,581        105,259
                                                                    =========        ========      =========       ========
FFO per share before net derivative losses (SFAS No.133) - basic     $   0.96                       $   0.90
                                                                    =========                      =========
FFO per share before net derivative losses (SFAS No.133) - diluted   $   0.91                       $   0.86
                                                                    =========                      =========

================================================================================================================================


=================================================================================================================================
                                                                            March 31, 2001                 December 31, 2000
                                                                      ----------------------------   ----------------------------
                                                                        Income          Shares         Income          Shares
                                                                      (Numerator)    (Denominator)   (Numerator)    (Denominator)
                                                                      ----------     ------------    ----------     -------------
Basic FFO before net derivative losses (SFAS No.133)                  $ 98,730         110,556       $ 93,158         104,818
Effect of Dilutive Securities
  Convertible Preferred Units                                            6,578          11,011          6,603          10,370
  Convertible Preferred Stock                                            1,643           2,625          1,643           2,625
  Stock Options and other                                                 --             1,837           --             2,128
                                                                    ----------       ---------       --------       ---------
Diluted FFO before net derivative losses (SFAS No.133)                $106,951         126,029       $101,404         119,941
                                                                    ==========       =========       ========       =========
Company's share of diluted FFO before net derivative losses
  (SFAS No.133) (3)                                                   $ 88,379         104,160       $ 81,169          96,008
                                                                    ==========       =========       ========       =========
FFO per share before net derivative losses (SFAS No.133) - basic      $   0.89                       $   0.89
                                                                    ==========                       ========
FFO per share before net derivative losses (SFAS No.133) - diluted    $   0.85                       $   0.85
                                                                    ==========                       ========

=================================================================================================================================

(1) Real estate depreciation includes the Company's share of joint venture real estate depreciation of $1,394, $1,376, $1,260 and $1,189, less corporate related depreciation of $552, $452, $443 and $447, for the three months ended September 30, 2001, June 30, 2001, March 31, 2001, and December 31, 2000, respectively.

(2) Based on weighted average shares for the quarter. Company's share for the quarter ended September 30, 2001, June 30, 2001, March 31, 2001, and December 31, 2000 was 81.64%, 81.31%, 80.22% and 77.17%, respectively.

(3) Based on weighted average diluted shares for the quarter. Company's share for the quarter ended September 30, 2001, June 30, 2001, March 31, 2001 and December 31, 2000 was 83.87%, 83.58%, 82.65% and 80.05%, respectively.

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                                FINANCIAL RATIOS


==============================================================================================================================
                                                                                             Three months ended
                                                                               -----------------------------------------------
                                                                               9/30/2001    6/30/2001   3/31/2001   12/31/2000
                                                                               ---------    ---------   ---------   ----------
     RATIOS COMPUTED FOR INDUSTRY COMPARISONS:

     OPERATIONAL RATIOS (1)
       Debt Service Coverage Ratio                                                2.54       2.54       2.74         2.56
        (EBITDA + Income from Unconsolidated Joint Ventures)/
        (Interest + Principal)
       Interest Coverage Ratio (excluding capitalized interest)                   2.96       2.98       3.26         3.05
        (EBITDA + Income from Unconsolidated Joint Venture)/Interest
       Interest Coverage Ratio (including capitalized interest)                   2.37       2.32       2.43         2.43
        (EBITDA + Income from Unconsolidated Joint Venture)/Interest
       Return on Shareholder's Equity                                            16.89%     16.06%     15.99%       17.50%
        (EBITDA/Average Equity (book value)) (%)
       Return on Real Estate Investments                                         10.56%     10.70%     10.95%       11.26%
        (EBITDA/Average Real Estate Investments (book value)) (%)
       Dividend Payout Ratio                                                     63.74%     67.44%     62.35%       62.35%
        (Dividends Declared/FFO) (%)

==============================================================================================================================

(1) EBITDA is equal to earnings before interest, taxes, depreciation and amortization.

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                               CAPITAL STRUCTURE

                                      DEBT
                                 (in thousands)


=========================================================================
                                                AGGREGATE PRINCIPAL
                                                SEPTEMBER 30, 2001
                                                -------------------
        Mortgage Loans                          $4,245,433

        Unsecured Line of Credit                      --
                                                ----------
        Total Debt                              $4,245,433
                                                ==========

==========================================================================


                                     EQUITY
                                 (in thousands)


===================================================================================================

                                                                 Common
                                                Shares & Units    Stock            $ Value
                                                 Outstanding    Equivalents     Equivalent (1)
                                                --------------  -----------     --------------
        Common Stock                                90,720         90,720       $3,459,154
        Preferred Stock                              2,000          2,625          100,091
        Operating Partnership Units                 20,288         20,288          773,581
        Preferred Operating Partnership Units        9,346         11,011          419,849
                                                                  -------       ----------
        Total Equity                                              124,644       $4,752,676
                                                                  =======       ==========
        Total Market Capitalization                                             $8,998,109
                                                                                ==========

===================================================================================================


(1) Value based on September 30, 2001 closing price of $38.13.

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                                  DEBT ANALYSIS

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (in thousands)


===================================================================================================================================

                YEAR       2001 (1)          2002            2003          2004          2005          THEREAFTER        TOTAL
                ----       --------          ----            ----          ----          ----          ----------        -----
                Amount     $47,033         $257,712        $773,655      $288,723      $277,155        $2,601,155      $4,245,433

===================================================================================================================================

(1) Represents the period from October 1, 2001 through December 31, 2001.

                  UNSECURED LINE OF CREDIT - DUE MARCH 31, 2003
                                 (in thousands)


============================================================================================================

                                      OUTSTANDING          LETTERS OF       REMAINING
                         FACILITY      @ 9/30/01             CREDIT         CAPACITY
                         --------     -----------          ----------       ---------

                         $605,000     $    --              $4,270           $600,730

============================================================================================================


                       UNSECURED AND SECURED DEBT ANALYSIS


============================================================================================================

                                                        WEIGHTED          WEIGHTED AVERAGE
                                      % OF DEBT       AVERAGE RATE            MATURITY
                                      ---------       ------------        ----------------

                Unsecured Debt            0.00%           0.00%              1.5 years
                Secured Debt            100.00%           6.81%              5.9 years
                                        ------            ----               ---------
                Total Debt              100.00%           6.81%              5.9 years
                                        ======            ====               =========

============================================================================================================


                      FLOATING AND FIXED RATE DEBT ANALYSIS


==========================================================================================================

                                                         WEIGHTED        WEIGHTED AVERAGE
                                       % OF DEBT        AVERAGE RATE          MATURITY
                                       ---------        ------------     ----------------

                Floating Rate Debt        18.50%           4.73%            1.7 years
                Fixed Rate Debt           81.50%           7.28%            6.9 years
                                         ------            ----             ---------
                Total Debt               100.00%           6.81%            5.9 years
                                         ======            ====             =========

==========================================================================================================


                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                                  DEBT ANALYSIS

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (in thousands)


===================================================================================================================================

                Property                                   2001 (1)     2002      2003       2004       2005  Thereafter    Total
------------------------------------------------         ----------  ---------  --------  --------   -------- -----------  -------

Citigroup Center                                          $  1,283   $  5,365   $  5,763   $  6,191   $  6,651   $498,073   $523,326
Embarcadero Center One, Two and Federal Reserve              1,009      4,207      4,498      4,809      5,141    290,286    309,950
Prudential Center                                              635      4,020      4,299      4,591      4,919    270,580    289,044
280 Park Avenue                                                618      2,595      2,800      3,022      3,261    256,111    268,407
5 Times Square                                                --         --      257,009       --         --         --      257,009
599 Lexington Avenue                                          --         --         --         --      225,000       --      225,000
111 Huntington Avenue                                         --      159,673       --         --         --         --      159,673
Embarcadero Center Four                                        748      3,098      3,315      3,544      3,797    138,118    152,620
875 Third Avenue                                               555      2,132    146,766       --         --         --      149,453
Embarcadero Center Three                                       496      2,069      2,206      2,351      2,506    135,397    145,025
Times Square Tower                                            --         --         --      135,820       --         --      135,820
Two Independence Square                                        321      1,285    113,808       --         --         --      115,414
Riverfront Plaza                                               614      2,560      2,735      2,921      3,120    101,914    113,864
Democracy Center                                               407      1,703      1,828      1,961      2,103     98,407    106,409
Embarcadero Center West Tower                                  325      1,358      1,449      1,546      1,649     90,416     96,743
100 East Pratt Street                                          276      1,717      1,836      1,964      2,100     82,757     90,650
601 and 651 Gateway Boulevard                                  181        760        826        899        977     85,783     89,426
One Independence Square                                       --         --       75,000       --         --         --       75,000
Reservoir Place                                                485      2,669      2,859      3,061      3,279     60,067     72,420
One & Two Reston Overlook                                      181        759        818     65,908       --         --       67,666
2300 N Street                                                 --         --       66,000       --         --         --       66,000
202, 206 & 214 Carnegie Center                                 135        564        610        663        719     59,841     62,532
New Dominion Technology Park, Building 1                      --           61        102         91        654     56,702     57,610
Capital Gallery                                                283      1,191      1,293      1,404      1,524     50,651     56,346
504,506 & 508 Carnegie Center                                  143        910        979      1,052      1,136     43,450     47,670

===================================================================================================================================


   (1) Represents the period from October 1, 2001 through December 31, 2001.

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                                  DEBT ANALYSIS

               DEBT MATURITIES AND PRINCIPAL PAYMENTS (CONTINUED)
                                 (in thousands)


===================================================================================================================================

                PROPERTY                2001 (1)     2002          2003        2004          2005      THEREAFTER       TOTAL
------------------------------------   ----------  --------      --------    ---------     --------   -------------   --------


Waltham Weston Corporate Center        $  --       $   --        $   --       $ 38,926     $   --           --      $   38,926
10 and 20 Burlington Mall Road          37,000 (2)     --            --           --           --           --          37,000
10 Cambridge Center                         81          514           559          607          659       32,929        35,349
1301 New York Avenue                       269        1,129         1,217        1,315        1,417       26,591        31,938
Sumner Square                              107          447           481          518          557       28,180        30,290
Eight Cambridge Center                      95          477           516          557          601       25,837        28,083
510 Carnegie Center                         80          508           547          588          635       24,938        27,296
2600 Tower Oaks Boulevard                 --         26,481          --           --           --           --          26,481
Lockheed Martin Building                    90          562           601          641          685       23,313        25,892
Orbital Sciences - Phase 1                  70       25,644          --           --           --           --          25,714
Quorum Office Park                        --           --          25,615         --           --           --          25,615
University Place                            97          611           655          702          752       22,009        24,826
Reston Corporate Center                     86          537           574          612          654       21,966        24,429
Orbital Sciences - Phase 2                --           --          22,654         --           --           --          22,654
191 Spring Street                           61          374           407          443          482       20,773        22,540
Bedford Business Park                       92          583           634          690          751       18,567        21,317
NIMA Building                               74          465           497          530          566       19,034        21,166
Andover Office Park, Building One         --           --          14,191         --           --           --          14,191
101 Carnegie Center                         52          322           348          375          406        6,622         8,125
Montvale Center                             35          146           160          173          189        6,762         7,465
302 Carnegie Center                       --           --           6,969         --           --           --           6,969
Hilltop Business Center                     42          175           187          200          214        4,812         5,630
201 Carnegie Center                          7           41            44           48           51          269           460
                                       -------     --------      --------     --------     --------   ----------    ----------
                                       $47,033     $257,712      $773,655     $288,723     $277,155   $2,601,155    $4,245,433
                                       =======     ========      ========     ========     ========   ==========    ==========

(1) Represents the period from October 1, 2001 through December 31, 2001.
(2) This loan was refinanced on October 1, 2001 with a new loan amount of $40.0 million maturing in 2011.

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                                 JOINT VENTURES
                          (unaudited and in thousands)
                            as of September 30, 2001


====================================================================================================================

                                            One          Market                   140         265          901
                                          Freedom       Square   Metropolitan   Kendrick    Franklin     Discovery
                                           Square        North      Square       Street      Street      Square (2)
                                          --------    ---------  ------------   --------    --------    -----------
Total Equity (1)                          $  1,458    $ 14,334    $ 33,059      $  5,888    $ 11,923    $  6,401

Mortgage/Construction loans payable (1)   $ 19,175    $ 49,548    $ 70,630      $ 14,229    $ 24,500    $ 18,686

BXP's ownership percentage                  25.00%       50.00%      51.00%        25.00%      35.00%      50.00%



====================================================================================================================

                                                Two             Two
                                              New York        Freedom
                                             Avenue (2)      Square (2)      Combined
                                             ----------     -----------      ---------
Total Equity (1)                             $   11,966      $  5,131        $ 90,160

Mortgage/Construction loans payable (1)      $    --         $ 15,540        $212,308

BXP's ownership percentage                        25.00%        50.00%

====================================================================================================================


           RESULTS OF OPERATIONS FOR THE UNCONSOLIDATED JOINT VENTURES for the three months ended september 30, 2001


==================================================================================================================================

                                        One           Market                        140             265
                                      Freedom         Square    Metropolitan      Kendrick        Franklin     Discovery
                                      Square          North        Square          Street        Street (4)    Square (2)
                                      -------         ------    ------------      --------       ----------    ----------
                REVENUE

Total revenue                          $ 3,913       $ 4,839       $ 5,744        $ 2,672       $ 2,660        $   --
                                       -------       -------       -------        -------       -------        ------

EXPENSES
Operating                                  910         1,624         1,729            441           926            --
Interest                                 1,493         1,910         2,876          1,080           328            --
Depreciation and amortization              652           629         1,325            395           405            --
                                       -------       -------       -------        -------       -------        ------
Total expenses                           3,055         4,163         5,930          1,916         1,659            --
                                       -------       -------       -------        -------       -------        ------
Net income                             $   858       $   676       $  (186)       $   756       $ 1,001        $   --
                                       =======       =======       =======        =======       =======        ======
BXP's ownership percentage               25.00%        50.00%        51.00%         25.00%        35.00%        50.00%
                                       =======       =======       =======        =======       =======        ======
BXP's share of net income              $   215       $   338       $   (95)       $   189       $   350        $   --
                                       =======       =======       =======        =======       =======        ======
BXP's share of Funds from Operations   $   378       $   653       $   580        $   288       $   492        $   --
                                       =======       =======       =======        =======       =======        ======

==================================================================================================================================



===================================================================================================================================

                                              901              Two
                                            New York         Freedom
                                           Avenue (2)       Square (2)      Combined
                                           ----------       ----------      --------
                REVENUE

Total revenue                              $   --           $  --           $  19,828 (3)
                                           ------           -----           ---------

EXPENSES
Operating                                      --              --               5,630
Interest                                       --              --               7,687
Depreciation and amortization                  --              --               3,406
                                           ------           -----           ---------
Total expenses                                 --              --              16,723
                                           ------           -----           ---------
Net income                                 $   --           $  --           $   3,105
                                           ======           ======          =========
BXP's ownership percentage                   25.00%         50.00%
                                           ======           ======          =========
BXP's share of net income                  $   --           $  --           $     997
                                           ======           ======          =========
BXP's share of Funds from Operations       $   --           $  --           $   2,391
                                           ======           ======          =========

==================================================================================================================================


(1) Represents the Company's share.
(2) Property is currently under development.
(3) The impact of the straight-line rent adjustment increased revenue by $1,231 for the three months ended September 30, 2001.
(4) The Company is currently repositioning this property.

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                       PORTFOLIO OVERVIEW - SQUARE FOOTAGE

                 RENTABLE SQUARE FEET OF IN-SERVICE PROPERTIES
                        BY LOCATION AND TYPE OF PROPERTY


==================================================================================================================================

GEOGRAPHIC AREA                  OFFICE (1)    OFFICE/TECHNICAL      INDUSTRIAL     TOTAL        % OF TOTAL
---------------                  ----------    ----------------      ----------     -----        ----------
Greater Boston                   6,382,608 (2)        545,206         169,273      7,097,087        24.65%
Greater Washington               6,657,124 (3)      1,143,148            --        7,800,272        27.09%
Greater San Francisco            4,461,472            144,366         280,213      4,886,051        16.97%
Midtown Manhattan                4,449,977               --              --        4,449,977        15.45%
Princeton/East Brunswick, NJ     2,325,093               --              --        2,325,093         8.08%
Baltimore, MD                    1,174,629               --              --        1,174,629         4.08%
Richmond, VA                       899,604               --              --          899,604         3.12%
Bucks County, PA                      --                 --           161,000        161,000         0.56%
                                ----------          ---------         -------     ----------       ------
                                26,350,507          1,832,720         610,486     28,793,713       100.00%
                                ==========          =========         =======     ==========       ======
% of Total                           91.51%              6.37%           2.12%        100.00%

==================================================================================================================================


                                HOTEL PROPERTIES


===================================================================================================================================

                                                     NUMBER OF               SQUARE
HOTEL PROPERTIES                                       ROOMS                  FEET
----------------                                     ---------               ------
Long Wharf Marriott, Boston, MA                         402                   420,000
Cambridge Center Marriott, Cambridge, MA                431                   330,400
Residence Inn by Marriott, Cambridge, MA                221                   187,474
                                                     ------                   --------
Total Hotel Properties                                1,054                   937,874
                                                     ======                   ========

==================================================================================================================================


                               STRUCTURED PARKING


==================================================================================================================================

                                           NUMBER OF       SQUARE
                                            SPACES          FEET
                                           ---------       ------
    Total Structured Parking                17,645        6,017,423
                                           =======        =========

=================================================================================================================================


(1) Includes retail square footage of approximately 1,000,000.
(2) Includes 326,128 square feet at 265 Franklin Street which is 35% owned by Boston Properties and 380,987 square feet at 140 Kendrick Street which is 25% owned by Boston Properties.
(3) Includes 410,308 square feet at One Freedom Square which is 25% owned by Boston Properties, 587,217 square feet at Metropolitan Square which is 51% owned by Boston Properties, and 401,279 square feet at Market Square North which is 50% owned by Boston Properties.

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                                PROPERTY LISTING
                            AS OF SEPTEMBER 30, 2001


===========================================================================================================================



                                                                                 NUMBER OF
                                                SUB MARKET                       BUILDINGS   SQUARE FEET         OCCUPIED %
                                                ----------                       ---------   -----------         ---------
GREATER BOSTON
Office
  The Prudential Center                          CBD Boston MA                        3       2,152,129              94.1%
  265 Franklin Street
    (35% ownership)                              CBD Boston MA                        1         326,128              49.0
  One Cambridge Center                           East Cambridge MA                    1         215,385              98.1
  Three Cambridge Center                         East Cambridge MA                    1         107,484             100.0
  Eight Cambridge Center                         East Cambridge MA                    1         177,226             100.0
  Ten Cambridge Center                           East Cambridge MA                    1         152,664             100.0
  Eleven Cambridge Center                        East Cambridge MA                    1          79,616             100.0
  University Place                               Mid-Cambridge MA                     1         195,282             100.0
  Reservoir Place                                Route 128 Mass Turnpike MA           1         529,835              83.4
  204 Second Avenue                              Route 128 Mass Turnpike MA           1          40,974             100.0
  140 Kendrick Street
    (25% ownership)                              Route 128 Mass Turnpike MA           3         380,987             100.0
  170 Tracer Lane                                Route 128 Mass Turnpike MA           1          73,203              61.4
  Waltham Office Center                          Route 128 Mass Turnpike MA           3         131,479              92.1
  195 West Street                                Route 128 Mass Turnpike MA           1          63,500             100.0
  200 West Street                                Route 128 Mass Turnpike MA           1         248,048              92.5
  10 & 20 Burlington Mall Road                   Route 128 Northwest MA               2         156,416              85.7
  Bedford Business Park                          Route 128 Northwest MA               1          90,000             100.0
  32 Hartwell Avenue                             Route 128 Northwest MA               1          69,154             100.0
  91 Hartwell Avenue                             Route 128 Northwest MA               1         122,135             100.0
  92 Hayden Avenue                               Route 128 Northwest MA               1          31,100             100.0
  100 Hayden Avenue                              Route 128 Northwest MA               1          55,924             100.0
  33 Hayden Avenue                               Route 128 Northwest MA               1          79,564             100.0
  Lexington Office Park                          Route 128 Northwest MA               2         167,293             100.0
  191 Spring Street                              Route 128 Northwest MA               1         162,700             100.0
  181 Spring Street                              Route 128 Northwest MA               1          53,595             100.0
  201 Spring Street                              Route 128 Northwest MA               1         102,500             100.0
  40 Shattuck Road                               Route 128 Northwest MA               1         119,499              83.3
  Quorum Office Park                             Route 128 Northwest MA               1         129,959             100.0
  Newport Office Park                            Route 128 South MA                   1         168,829             100.0
                                                                                -----------  ----------------------------
                                                                                     37       6,382,608              92.4
                                                                                -----------  ----------------------------
Office/Technical
  Fourteen Cambridge Center                      East Cambridge MA                    1          67,362             100.0
  Bedford Business Park                          Route 128 Northwest MA               2         383,704             100.0
  17 Hartwell Avenue                             Route 128 Northwest MA               1          30,000             100.0
  164 Lexington Road                             Route 128 Northwest MA               1          64,140             100.0
                                                                                -----------  ----------------------------
                                                                                      5         545,206             100.0
                                                                                -----------  ----------------------------
Industrial
  40-46 Harvard Street                           Route 128 Southwest MA               1         169,273              89.8
                                                                                -----------  ----------------------------
                                                 Total Greater Boston:               43       7,097,087              92.9%
                                                                                =========================================


=============================================================================================================================



=============================================================================================================================

                                                 ANNUALIZED
                                                   REVENUE
                                                     PER
                                                 OCCUPIED SF
                                                 -----------
GREATER BOSTON
Office
The Prudential Center                             $ 37.62
265 Franklin Street (35% ownership)                 56.79
One Cambridge Center                                41.21
Three Cambridge Center                              26.66
Eight Cambridge Center                              29.77
Ten Cambridge Center                                31.74
Eleven Cambridge Center                             40.71
University Place                                    32.17
Reservoir Place                                     34.65
204 Second Avenue                                   26.46
140 Kendrick Street (25% ownership)                 27.20
170 Tracer Lane                                     39.88
Waltham Office Center                               28.54
195 West Street                                     46.01
200 West Street                                     31.97
10 & 20 Burlington Mall Road                        31.52
Bedford Business Park                               21.39
32 Hartwell Avenue                                  16.34
91 Hartwell Avenue                                  31.76
92 Hayden Avenue                                    21.78
100 Hayden Avenue                                   32.20
33 Hayden Avenue                                    24.89
Lexington Office Park                               30.40
191 Spring Street                                   30.34
181 Spring Street                                   35.47
201 Spring Street                                   32.10
40 Shattuck Road                                    25.23
Quorum Office Park                                  18.65
Newport Office Park                                 23.87
                                                ------------
                                                  $ 33.66
                                                ------------
Office/Technical
Fourteen Cambridge Center                           19.32
Bedford Business Park                               14.40
17 Hartwell Avenue                                  10.25
164 Lexington Road                                   9.31
                                                ------------
                                                 $  14.18
                                                ------------
Industrial
40-46 Harvard Street                             $   7.49
                                                ------------

=============================================================================================================================


                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                                PROPERTY LISTING
                            AS OF SEPTEMBER 30, 2001


===================================================================================================================================



                                                                                 NUMBER OF
                                                SUB MARKET                       BUILDINGS    SQUARE FEET        OCCUPIED %
                                                ----------                       ---------    -----------        ----------
GREATER WASHINGTON, DC
Office
  2300 N Street                                   West End Washington DC              1           276,930             100.0%
  One Independence Square                         Southwest Washington DC             1           337,794             100.0
  Two Independence Square                         Southwest Washington DC             1           579,665             100.0
  Capital Gallery                                 Southwest Washington DC             1           396,894             100.0
  500 E Street, N. W.                             Southwest Washington DC             1           242,769             100.0
  Metropolitan Square
    (51% ownership)                               East End Washington DC              1           587,217              97.7
  1301 New York Avenue                            East End Washington DC              1           188,358             100.0
  Market Square North
    (50% ownership)                               East End Washington DC              1           401,279             100.0
  Sumner Square                                   CBD Washington DC                   1           207,620              99.8
  Decoverly Two                                   Montgomery County MD                1            77,747             100.0
  Decoverly Three                                 Montgomery County MD                1            77,040             100.0
  Democracy Center                                Montgomery County MD                3           681,329              90.1
  Montvale Center                                 Montgomery County MD                1           120,823             100.0
  2600 Tower Oaks Boulevard                       Montgomery County MD                1           178,899              70.3
  Orbital Sciences Campus                         Loudoun County                      3           337,228             100.0
  The Arboretum                                   Fairfax County VA                   1            95,584             100.0
  One Freedom Square
    (25% ownership)                               Fairfax County VA                   1           410,308             100.0
  One Reston Overlook                             Fairfax County VA                   1           312,685             100.0
  Two Reston Overlook                             Fairfax County VA                   1           131,594             100.0
  New Dominion Technology Park                    Fairfax County VA                   1           235,201             100.0
  Reston Corporate Center                         Fairfax County VA                   2           261,046             100.0
  Lockheed Martin Building                        Fairfax County VA                   1           255,244             100.0
  NIMA Building                                   Fairfax County VA                   1           263,870             100.0
                                                                                 -------------------------------------------
                                                                                     28         6,657,124              98.0
                                                                                 -------------------------------------------
Office/Technical
  Fullerton Square                                Fairfax County VA                   2           179,453              81.9
  Sugarland Business Park,
    Building One                                  Fairfax County VA                   1            52,797             100.0
  Sugarland Business Park,
    Building Two                                  Fairfax County VA                   1            59,215             100.0
  7435 Boston Boulevard                           Fairfax County VA                   1           103,557             100.0
  7451 Boston Boulevard                           Fairfax County VA                   1            47,001             100.0
  7450 Boston Boulevard                           Fairfax County VA                   1            62,402             100.0
  7374 Boston Boulevard                           Fairfax County VA                   1            57,321             100.0
  8000 Grainger Court                             Fairfax County VA                   1            90,465             100.0
  7500 Boston Boulevard                           Fairfax County VA                   1            79,971             100.0
  7501 Boston Boulevard                           Fairfax County VA                   1            75,756             100.0
  7601 Boston Boulevard                           Fairfax County VA                   1           103,750             100.0
  7600 Boston Boulevard                           Fairfax County VA                   1            69,832             100.0
  7375 Boston Boulevard                           Fairfax County VA                   1            26,865              93.4
  8000 Corporate Court                            Fairfax County VA                   1            52,539             100.0
  7700 Boston Boulevard                           Fairfax County VA                   1            82,224             100.0
                                                                                 -------------------------------------------
                                                                                     16         1,143,148              97.0
                                                                                 -------------------------------------------
                                                Total Greater Washington:            44         7,800,272              97.8%
                                                                                 ===========================================

===================================================================================================================================



===================================================================================================================================

                                                   ANNUALIZED
                                                    REVENUE
                                                      PER
                                                   OCCUPIED SF
                                                   -----------
GREATER WASHINGTON, DC
Office
2300 N Street                                       $  49.41
One Independence Square                                40.34
Two Independence Square                                37.56
Capital Gallery                                        34.83
500 E Street, N. W.                                    31.69
Metropolitan Square (51% ownership)                    35.35
1301 New York Avenue                                   30.30
Market Square North (50% ownership)                    41.94
Sumner Square                                          32.49
Decoverly Two                                          23.15
Decoverly Three                                        24.39
Democracy Center                                       28.03
Montvale Center                                        22.02
2600 Tower Oaks Boulevard                              30.88
Orbital Sciences Campus                                22.72
The Arboretum                                          25.95
One Freedom Square (25% ownership)                     32.82
One Reston Overlook                                    21.55
Two Reston Overlook                                    32.31
New Dominion Technology Park                           26.70
Reston Corporate Center                                31.09
Lockheed Martin Building                               41.67
NIMA Building                                          45.57
                                            -----------------
                                                    $  33.61
                                            -----------------
Office/Technical
Fullerton Square                                       11.92
Sugarland Business Park, Building One                  22.19
Sugarland Business Park, Building Two                  21.87
7435 Boston Boulevard                                  14.07
7451 Boston Boulevard                                  15.29
7450 Boston Boulevard                                  16.55
7374 Boston Boulevard                                  13.90
8000 Grainger Court                                    12.73
7500 Boston Boulevard                                  14.16
7501 Boston Boulevard                                  23.33
7601 Boston Boulevard                                  14.20
7600 Boston Boulevard                                  14.75
7375 Boston Boulevard                                  15.66
8000 Corporate Court                                    9.49
7700 Boston Boulevard                                  21.49
                                            -----------------
                                                    $  15.72
                                            -----------------

===================================================================================================================================


                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                                PROPERTY LISTING
                            AS OF SEPTEMBER 30, 2001



                                                                                             NUMBER OF
                                                                  SUB MARKET                 BUILDINGS        SQUARE FEET
                                                                  ----------                 ---------        -----------
   MIDTOWN MANHATTAN
   Office
           599 Lexington Avenue                                  Park Avenue NY                   1              1,000,497
           280 Park Avenue                                       Park Avenue NY                   1              1,166,079
           Citigroup Center                                      Park Avenue NY                   1              1,578,623
           875 Third Avenue                                      East Side NY                     1                704,778
                                                                                              -----------------------------------
                           Total Midtown Manhattan:                                               4              4,449,977
                                                                                              ===================================
   Princeton/East Brunswick, NJ
   Office
           101 Carnegie Center                                   Princeton NJ                     1                123,659
           104 Carnegie Center                                   Princeton NJ                     1                102,830
           105 Carnegie Center                                   Princeton NJ                     1                 69,648
           201 Carnegie Center                                   Princeton NJ                    --                  6,500
           202 Carnegie Center                                   Princeton NJ                     1                128,705
           210 Carnegie Center                                   Princeton NJ                     1                161,112
           211 Carnegie Center                                   Princeton NJ                     1                 47,025
           212 Carnegie Center                                   Princeton NJ                     1                148,045
           214 Carnegie Center                                   Princeton NJ                     1                152,214
           206 Carnegie Center                                   Princeton NJ                     1                161,763
           302 Carnegie Center                                   Princeton NJ                     1                 65,063
           502 Carnegie Center                                   Princeton NJ                     1                116,374
           510 Carnegie Center                                   Princeton NJ                     1                234,160
           504 Carnegie Center                                   Princeton NJ                     1                121,990
           506 Carnegie Center                                   Princeton NJ                     1                146,362
           508 Carnegie Center                                   Princeton NJ                     1                131,085
           One Tower Center                                      East Brunswick NJ                1                408,558
                                                                                              -----------------------------------
                           Total Princeton/East Brunswick, NJ:                                   16              2,325,093
                                                                                              ===================================

   GREATER SAN FRANCISCO
   Office
           Embarcadero Center One                                CBD San Francisco CA             1                827,480
           Embarcadero Center Two                                CBD San Francisco CA             1                779,386
           Embarcadero Center Three                              CBD San Francisco CA             1                773,516
           Embarcadero Center Four                               CBD San Francisco CA             1                949,806
           Federal Reserve                                       CBD San Francisco CA             1                149,592
           West Tower                                            CBD San Francisco CA             1                475,488
           The Gateway                                           South San Francisco CA           2                506,204
                                                                                              -----------------------------------
                                                                                                  8              4,461,472
                                                                                              ===================================
   Office/Technical
           Hilltop Office Center                                 South San Francisco CA           9                144,366
   Industrial
           560 Forbes Blvd                                       South San Francisco CA           1                 40,000
           430 Rozzi Place                                       South San Francisco CA           1                 20,000
           2391 West Winton                                      Hayward CA                       1                220,213
                                                                                              -----------------------------------
                                                                                                  3                280,213
                                                                                              -----------------------------------

                           Total Greater San Francisco:                                          20              4,886,051
                                                                                              ===================================

=================================================================================================================================


                                                                                                 ANNUALIZED
                                                                                                   REVENUE
                                                                                                     PER
                                                             OCCUPIED %                          OCCUPIED SF
                                                             ----------                          -----------
   MIDTOWN MANHATTAN
   Office
           599 Lexington Avenue                               100.0                                $  56.19
           280 Park Avenue                                    100.0                                   46.64
           Citigroup Center                                    99.9                                   53.37
           875 Third Avenue                                    99.7                                   49.61
                                                            ------------------------------------------------
                        Total Midtown Manhattan:               99.9%                               $  51.65
                                                            ================================================
   Princeton/East Brunswick, NJ
   Office
           101 Carnegie Center                                100.0%                                  26.91
           104 Carnegie Center                                100.0                                   30.35
           105 Carnegie Center                                100.0                                   28.19
           201 Carnegie Center                                100.0                                   23.79
           202 Carnegie Center                                100.0                                   28.91
           210 Carnegie Center                                100.0                                   29.32
           211 Carnegie Center                                100.0                                   24.09
           212 Carnegie Center                                 78.3                                   29.89
           214 Carnegie Center                                100.0                                   28.38
           206 Carnegie Center                                100.0                                   27.51
           302 Carnegie Center                                 70.9                                   32.77
           502 Carnegie Center                                100.0                                   28.19
           510 Carnegie Center                                100.0                                   25.82
           504 Carnegie Center                                100.0                                   28.28
           506 Carnegie Center                                100.0                                   28.27
           508 Carnegie Center                                100.0                                   26.74
           One Tower Center                                    71.8                                   30.88
                                                            ------------------------------------------------
                        Total Princeton/East Brunswick, NJ:    92.8%                               $  28.43
                                                            ================================================

   GREATER SAN FRANCISCO
   Office
           Embarcadero Center One                              97.1%                                  40.74
           Embarcadero Center Two                              90.4                                   45.35
           Embarcadero Center Three                            97.2                                   40.82
           Embarcadero Center Four                             96.6                                   54.40
           Federal Reserve                                    100.0                                   47.11
           West Tower                                          98.9                                   48.84
           The Gateway                                         92.6                                   35.77
                                                            ------------------------------------------------
                                                               95.6%                               $  45.02
                                                            ================================================
   Office/Technical
           Hilltop Office Center                               90.0%                               $  14.64
                                                            ------------------------------------------------
   Industrial
           560 Forbes Blvd                                    100.0%                                   9.95
           430 Rozzi Place                                    100.0                                   11.38
           2391 West Winton                                    72.8                                    4.72
                                                            ------------------------------------------------
                                                               78.6%                               $   6.27
                                                            ------------------------------------------------

                                                               94.5%
                                                            ================================================

=================================================================================================================================

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                                PROPERTY LISTING
                            AS OF SEPTEMBER 30, 2001

                                                                                                  ANNUALIZED
                                                                                                   REVENUE
                                                          NUMBER OF                                  PER
                                       SUB MARKET         BUILDINGS   SQUARE FEET    OCCUPIED %   OCCUPIED SF
                                       ----------         ---------   -----------    ----------   -----------
BALTIMORE, MD
Office
        Candler Building              Baltimore MD             1         539,306        99.5%        $17.98
        100 East Pratt Street         Baltimore MD             1         635,323        99.7%         29.85
                                                         --------------------------------------------------
                                  Total Baltimore, MD:         2       1,174,629        99.6%        $24.40
                                                         ==================================================
RICHMOND, VA
Office
        Riverfront Plaza              Richmond VA               1        899,604        98.6%        $23.17
                                                         ==================================================

BUCKS COUNTY, PA
Industrial
        38 Cabot Boulevard            Bucks County PA           1        161,000       100.0%         $4.49
                                                         ==================================================
                        Total In-Service Properties:           131    28,793,713        96.1%
                                                         ==================================================

===============================================================================================================================


                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                      TOP 20 TENANTS BY SQUARE FEET LEASED


===============================================================================

                TENANT                         SQ. FT.    % OF PORTFOLIO
                ------                         -------    --------------
        1   U.S. Government                    2,294,441      7.97%
        2   Lockheed Martin Corporation          716,653      2.49%
        3   Citibank, N.A.                       639,971      2.22%
        4   Gillette Company                     488,177      1.70%
        5   Shearman & Sterling                  436,358      1.52%
        6   Parametric Technology Corp. (1)      380,987      1.32%
        7   Washington Group International       365,245      1.27%
        8   Orbital Sciences Corporation         337,228      1.17%
        9   First Union                          325,396      1.13%
       10   Hunton & Williams                    322,829      1.12%
       11   TRW, Inc.                            317,921      1.10%
       12   T. Rowe Price Associates, Inc.       304,129      1.06%
       13   Marsh & McLennan, Inc.               302,842      1.05%
       14   Digitas                              279,182      0.97%
       15   Deutsche Bank                        270,528      0.94%
       16   Accenture (1)                        265,622      0.92%
       17   Credit Suisse First Boston Group     260,363      0.90%
       18   Covance, Inc.                        258,831      0.90%
       19   John Hancock Advisors                233,516      0.81%
       20   Kirkland & Ellis (2)                 229,832      0.80%

===============================================================================


                    MAJOR SIGNED DEALS FOR FUTURE DEVELOPMENT


===============================================================================

            TENANT                                SQ. FT.
            ------                                -------
        Ernst & Young                           1,062,203
        Andersen                                  620,947
        Tellabs                                   259,918
        Palmer & Dodge                            204,412

===============================================================================


(1) These tenants occupy space in properties in which Boston Properties has a 25% interest.

(2) Includes 144,222 sf of space in a property in which Boston Properties has a 51% interest.

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                            PORTFOLIO OVERVIEW - FFO


              PERCENTAGE OF PROPERTY FUNDS FROM OPERATIONS (1)
         FOR IN-SERVICE PROPERTIES BY LOCATION AND TYPE OF PROPERTY
                  FOR THE QUARTER ENDED SEPTEMBER 30, 2001


==============================================================================================================================

                                                        Office/
       Geographic Area                  Office (2)      Technical        Industrial        Hotel           Total
       ---------------                  ----------      ---------        ----------        -----           -----
Greater Boston                            16.4%            1.0%            0.1%            4.2%            21.7%
Greater Washington                        19.9%            2.3%             --              --             22.2%
Greater San Francisco                     20.6%            0.3%            0.2%             --             21.1%
Midtown Manhattan                         23.3%             --              --              --             23.3%
Princeton/East Brunswick, NJ               5.8%             --              --              --              5.8%
Baltimore, MD                              3.2%             --              --              --              3.2%
Richmond, VA                               2.6%             --              --              --              2.6%
Bucks County, PA                            --              --             0.1%             --              0.1%
                                          ----             ---             ---             ---            -----
        Total                             91.8%            3.6%            0.4%            4.2%           100.0%
                                          ====             ===             ===             ===            =====

==============================================================================================================================


(1) For this table, Property Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.
(2) Includes Retail Center FFO (Prudential Center and Embarcadero Center).

                            BOSTON PROPERTIES, INC.
                                 THIRD QUARTER

                               OCCUPANCY ANALYSIS

                      SAME PROPERTY OCCUPANCY - BY LOCATION


==============================================================================================

                LOCATION                       30-SEP-01          30-SEP-00
                --------                       ---------          ---------
                Greater Boston                    94.9%             97.9%
                Greater Washington                98.3%             98.9%
                Midtown Manhattan                 99.9%             99.2%
                Baltimore, MD                     99.6%            100.0%
                Princeton/East Brunswick, NJ      93.5%             99.4%
                Richmond, VA                      98.6%            100.0%
                Greater San Francisco             94.5%             98.5%
                Bucks County, PA                 100.0%            100.0%
                                                 -----             -----
                   Total Portfolio                96.6%             98.8%
                                                 =====             =====

==============================================================================================


                       SAME PROPERTY - BY TYPE OF PROPERTY


===============================================================================
                                              30-SEP-01       30-SEP-00
                                              ---------       ---------
        Total Office Portfolio                  96.7%           99.2%
        Total Office/Technical Portfolio        97.3%           93.4%
        Total Industrial Portfolio              87.3%           96.9%
                                                ----            ----
        Total Portfolio                         96.6%           98.8%
                                                ====            ====

===============================================================================


                               BOSTON PROPERTIES
                               THIRD QUARTER 2001


                          IN-SERVICE OFFICE PROPERTIES

                                LEASE EXPIRATIONS


=======================================================================================================
                                                                ANNUALIZED
                 RENTABLE SQUARE      CURRENT ANNUALIZED      REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER        EXPIRING LEASES      PERCENTAGE OF TOTAL
 EXPIRATION      EXPIRING LEASES       EXPIRING LEASES      WITH FUTURE STEP-UPS   SQUARE FEET EXPIRING
-------------   ------------------    ------------------    --------------------   --------------------
    2001             117,085           $  4,206,533           $  4,206,533               0.48%
    2002           1,258,270             44,594,470             45,328,144               5.19%
    2003           1,706,060             58,143,805             59,798,971               7.04%
    2004           2,526,342             92,276,978             94,032,631              10.42%
    2005           2,406,414             84,901,761             89,076,095               9.93%
    2006           3,541,391            137,129,655            146,193,521              14.60%
    2007           1,511,598             60,263,241             60,690,482               6.24%
    2008           1,243,045             47,591,921             48,570,003               5.13%
    2009           2,126,134             75,810,906             85,391,872               8.77%
    2010           1,117,789             49,563,476             56,731,066               4.61%
Thereafter         6,683,635            256,803,962            308,799,560              27.58%
=======================================================================================================

                              OCCUPANCY BY LOCATION

===================================================================================
                                                        30-SEP-01         30-SEP-00
                                                        ---------         ---------
Greater Boston                                             92.4%            99.4%
Greater Washington                                         98.0%            99.3%
Midtown Manhattan                                          99.9%            99.2%
Baltimore, MD                                              99.6%           100.0%
Richmond, VA                                               98.6%           100.0%
Princeton/East Brunswick, NJ                               92.8%            99.4%
Greater San Francisco                                      95.6%            98.5%
Bucks County, PA                                           n/a              n/a
                                                           ----             ----
   Total Office Portfolio                                  96.2%*           99.2%*
                                                           ====             ====
===================================================================================

* Includes approximately 1,000,000 of retail square footage.

                                BOSTON PROPERTIES
                               THIRD QUARTER 2001

                     IN-SERVICE OFFICE/TECHNICAL PROPERTIES

                                LEASE EXPIRATIONS

=====================================================================================================================
                                                    ANNUALIZED
                          RENTABLE SQUARE       CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE            FOOTAGE SUBJECT TO       REVENUES UNDER          EXPIRING LEASES         PERCENTAGE OF TOTAL
EXPIRATION                EXPIRING LEASES        EXPIRING LEASES        WITH FUTURE STEP-UPS     SQUARE FEET EXPIRING
-------------            ------------------     ------------------      --------------------     --------------------
  2001                        78,643             $1,129,190                $1,129,190                    4.37%
  2002                       368,257              5,153,897                 5,259,179                   20.46%
  2003                        89,758              1,387,875                 1,473,948                    4.99%
  2004                        84,867              1,315,644                 1,432,369                    4.72%
  2005                       162,809              2,105,327                 2,281,670                    9.05%
  2006                       320,098              4,209,720                 4,443,462                   17.79%
  2007                       157,895              3,073,693                 3,313,849                    8.77%
  2008                          --                     --                        --                       --
  2009                          --                     --                        --                       --
  2010                        79,971              1,132,318                 1,135,499                    4.44%
Thereafter                   457,379              8,032,342                 9,174,849                   25.41%
=====================================================================================================================

                              OCCUPANCY BY LOCATION

===================================================================================
                                                        30-SEP-01        30-SEP-00
                                                        ---------        ---------
Greater Boston                                            100.0%           85.3%
Greater Washington                                         97.0%           96.9%
Midtown Manhattan                                         n/a              n/a
Baltimore, MD                                             n/a              n/a
Richmond, VA                                              n/a              n/a
Princeton/East Brunswick, NJ                              n/a              n/a
Greater San Francisco                                      90.0%           97.1%
Bucks County, PA                                          n/a              n/a
                                                          -----            ----
   Total Office/Technical Portfolio                        97.3%           93.4%
                                                          =====            ====
===================================================================================

                                BOSTON PROPERTIES
                               THIRD QUARTER 2001

                        IN-SERVICE INDUSTRIAL PROPERTIES

                                LEASE EXPIRATIONS

========================================================================================================================
                                                   ANNUALIZED
                       RENTABLE SQUARE          CURRENT ANNUALIZED          REVENUES UNDER
 YEAR OF LEASE        FOOTAGE SUBJECT TO         REVENUES UNDER            EXPIRING LEASES          PERCENTAGE OF TOTAL
 EXPIRATION            EXPIRING LEASES          EXPIRING LEASES           WITH FUTURE STEP-UPS      SQUARE FEET EXPIRING
 -------------        ------------------        ------------------        --------------------      --------------------
   2001                     --                   $     --                   $     --                        --
   2002                  184,904                    931,346                    931,346                     34.68%
   2003                  128,105                    930,042                    930,042                     24.02%
   2004                  200,213                  1,026,461                  1,093,712                     37.55%
   2005                     --                         --                         --                        --
   2006                     --                         --                         --                        --
   2007                   20,000                    227,568                    258,279                      3.76%
   2008                     --                         --                         --                        --
   2009                     --                         --                         --                        --
   2010                     --                         --                         --                        --
Thereafter                  --                         --                         --                        --
========================================================================================================================

                              OCCUPANCY BY LOCATION

====================================================================================
                                                     30-SEP-01             30-SEP-00
                                                     ---------             ---------
Greater Boston                                           89.8%               93.0%
Greater Washington                                        n/a                66.7%
Midtown Manhattan                                         n/a                 n/a
Baltimore, MD                                             n/a                 n/a
Richmond, VA                                              n/a                 n/a
Princeton/East Brunswick, NJ                              n/a                 n/a
Greater San Francisco                                    78.6%              100.0%
Bucks County, PA                                        100.0%              100.0%
                                                        -----               -----
   Total Industrial Portfolio                            87.3%               89.6%
                                                        =====               =====
====================================================================================

                                BOSTON PROPERTIES
                               THIRD QUARTER 2001

                          IN-SERVICE RETAIL PROPERTIES

                                LEASE EXPIRATIONS

=====================================================================================================================
                                                ANNUALIZED
                      RENTABLE SQUARE        CURRENT ANNUALIZED          REVENUES UNDER
YEAR OF LEASE        FOOTAGE SUBJECT TO       REVENUES UNDER            EXPIRING LEASES           PERCENTAGE OF TOTAL
EXPIRATION            EXPIRING LEASES         EXPIRING LEASES         WITH FUTURE STEP-UPS       SQUARE FEET EXPIRING
-------------        ------------------      ------------------       --------------------       --------------------
  2001                   39,505                $ 3,629,908                $ 3,629,908                    3.53%
  2002                   48,561                  3,214,876                  3,380,135                    4.34%
  2003                  197,229                  6,121,475                  6,180,887                   17.64%
  2004                  129,011                  7,269,207                  7,431,689                   11.54%
  2005                   94,290                  3,562,087                  3,672,787                    8.43%
  2006                   87,263                  3,856,093                  4,010,630                    7.80%
  2007                   57,870                  2,656,066                  2,870,388                    5.18%
  2008                   44,581                  2,408,165                  2,584,715                    3.99%
  2009                   38,007                  1,539,203                  1,667,803                    3.40%
  2010                  101,681                  2,788,413                  3,908,641                    9.10%
Thereafter              279,901                  8,924,687                 10,621,351                   25.04%
=====================================================================================================================

                                BOSTON PROPERTIES
                               THIRD QUARTER 2001

                               GRAND TOTAL OF ALL
                             IN-SERVICE PROPERTIES

                                LEASE EXPIRATION

==================================================================================================================
                                              ANNUALIZED
                   RENTABLE SQUARE         CURRENT ANNUALIZED         REVENUES UNDER
YEAR OF LEASE    FOOTAGE SUBJECT TO         REVENUES UNDER            EXPIRING LEASES         PERCENTAGE OF TOTAL
 EXPIRATION        EXPIRING LEASES          EXPIRING LEASES         WITH FUTURE STEP-UPS      SQUARE FEET EXPIRING
-------------    ------------------        ------------------       --------------------      --------------------
  2001                235,233              $  8,965,631               $  8,965,631                   0.85%
  2002              1,859,992                53,894,589                 54,898,804                   6.72%
  2003              2,121,152                66,583,196                 68,383,848                   7.66%
  2004              2,940,433               101,888,291                103,990,401                  10.62%
  2005              2,663,513                90,569,175                 95,030,553                   9.62%
  2006              3,948,752               145,195,468                154,647,612                  14.26%
  2007              1,747,363                66,220,567                 67,132,998                   6.31%
  2008              1,287,626                50,000,086                 51,154,718                   4.65%
  2009              2,164,141                77,350,109                 87,059,675                   7.82%
  2010              1,299,441                53,484,207                 61,775,205                   4.69%
Thereafter          7,420,915               273,760,990                328,595,760                  26.80%
==================================================================================================================

                             OCCUPANCY BY LOCATION

===================================================================================
                                                        30-SEP-01          30-SEP-00
Greater Boston                                             92.9%             98.0%
Greater Washington                                         97.8%             97.8%
Midtown Manhattan                                          99.9%             99.2%
Baltimore, MD                                              99.6%            100.0%
Richmond, VA                                               98.6%            100.0%
Princeton/East Brunswick, NJ                               92.8%             99.4%
Greater San Francisco                                      94.5%             98.5%
Bucks County, PA                                          100.0%            100.0%
                                                          -----             -----
   Total Portfolio                                         96.1%             98.5%
                                                          =====             =====
===================================================================================

                                BOSTON PROPERTIES
                               THIRD QUARTER 2001

                      IN-SERVICE GREATER BOSTON PROPERTIES

                                LEASE EXPIRATIONS

                                 GREATER BOSTON

==============================================================================
                                          OFFICE
                --------------------------------------------------------------
                                                              ANNUALIZED
                 RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS
-------------   ------------------   ------------------   --------------------
   2001              50,182           $ 1,481,857            $ 1,481,858
   2002             341,320            10,538,671             10,770,900
   2003             498,356            15,511,932             16,671,429
   2004             589,989            21,141,131             21,973,246
   2005             938,026            35,053,255             36,300,176
   2006             601,175            20,911,277             22,212,955
   2007             247,367             8,574,736             10,042,621
   2008              80,965             2,294,220              2,489,103
   2009             924,497            32,076,139             36,080,490
   2010             145,404             5,501,382              6,246,107
Thereafter          918,507            26,143,257             31,061,455


                               OFFICE/TECHNICAL
---------------------------------------------------------------------------------
                                                                   ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED         REVENUES UNDER
YEAR OF LEASE    FOOTAGE SUBJECT TO     REVENUES UNDER          EXPIRING LEASES
 EXPIRATION       EXPIRING LEASES      EXPIRING LEASES        WITH FUTURE STEP-UPS
-------------    ------------------   ------------------      --------------------
   2001                  --            $      --                $      --
   2002                94,140              904,444                  904,444
   2003                  --                   --                       --
   2004                  --                   --                       --
   2005                  --                   --                       --
   2006               253,704            3,203,655                3,316,155
   2007                50,000              753,141                  953,141
   2008                  --                   --                       --
   2009                  --                   --                       --
   2010                  --                   --                       --
Thereafter            147,362            2,870,602                3,377,099
==================================================================================


=============================================================================
                                INDUSTRIAL
                -------------------------------------------------------------
                                                             ANNUALIZED
                 RENTABLE SQUARE     CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES      EXPIRING LEASES    WITH FUTURE STEP-UPS
-------------  -------------------   ------------------  --------------------
  2001                --               $   --               $   --
  2002              23,904              208,316              208,316
  2003             128,105              930,042              930,042
  2004                --                   --                   --
  2005                --                   --                   --
  2006                --                   --                   --
  2007                --                   --                   --
  2008                --                   --                   --
  2009                --                   --                   --
  2010                --                   --                   --
Thereafter            --                   --                   --

                                         RETAIL
                  ------------------------------------------------------------
                                                               ANNUALIZED
                RENTABLE SQUARE    CURRENT ANNUALIZED      REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER        EXPIRING LEASES
 EXPIRATION     EXPIRING LEASES     EXPIRING LEASES      WITH FUTURE STEP-UPS
-------------  ------------------  -----------------     --------------------
  2001            25,667             $2,958,436              $2,958,436
  2002             3,062              1,258,377(1)            1,402,101(1)
  2003           165,438              4,261,921               4,279,962
  2004            80,579              5,579,590               5,694,313
  2005            58,554              1,842,031               1,868,286
  2006            31,957              1,589,990               1,626,765
  2007              --                     --                      --
  2008             5,466                472,814                 472,814
  2009              --                     --                      --
  2010            43,859                715,563               1,494,873
Thereafter       162,475              3,427,296               3,438,139
==============================================================================

(1) Includes $928,000 (current) and $1,072,000 (at expiration) of annual revenue from Prudential Center retail kiosks for which there is zero square footage assigned.

                                BOSTON PROPERTIES
                               THIRD QUARTER 2001

                    IN-SERVICE GREATER WASHINGTON PROPERTIES

                                LEASE EXPIRATIONS


                               GREATER WASHINGTON

====================================================================================
                                OFFICE
                 -------------------------------------------------------------------
                                                                     ANNUALIZED
                  RENTABLE SQUARE        CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE    FOOTAGE SUBJECT TO        REVENUES UNDER         EXPIRING LEASES
 EXPIRATION       EXPIRING LEASES         EXPIRING LEASES       WITH FUTURE STEP-UPS
-------------    ------------------      ------------------     --------------------
 2001                 11,859               $   364,750             $   364,750
 2002                207,933                 5,857,781               5,966,286
 2003                137,100                 3,501,055               3,668,982
 2004                505,276                16,668,929              17,143,250
 2005                464,298                15,692,326              17,193,913
 2006                929,647                36,390,530              39,536,045
 2007                536,956                19,636,895              16,836,300
 2008                399,355                15,993,036              12,695,840
 2009                433,461                14,426,364              16,173,691
 2010                441,849                16,478,467              19,903,064
Thereafter         2,330,290                71,449,848              84,275,176


                                        OFFICE/TECHNICAL
                 --------------------------------------------------------------
                                                                ANNUALIZED
                  RENTABLE SQUARE       CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE    FOOTAGE SUBJECT TO      REVENUES UNDER        EXPIRING LEASES
 EXPIRATION       EXPIRING LEASES        EXPIRING LEASES    WITH FUTURE STEP-UPS
-------------    ------------------     ------------------  --------------------
 2001                  67,043              $  968,170          $  968,170
 2002                 234,631               3,723,163           3,822,924
 2003                  54,894                 832,518             901,098
 2004                  74,667               1,142,316           1,217,161
 2005                 131,290               1,654,110           1,785,894
 2006                  64,394                 970,789           1,088,191
 2007                 107,895               2,320,551           2,360,708
 2008                    --                      --                  --
 2009                    --                      --                  --
 2010                  79,971               1,132,318           1,135,499
Thereafter            310,017               5,161,740           5,797,750
================================================================================

=============================================================================
                                INDUSTRIAL
                -------------------------------------------------------------
                                                             ANNUALIZED
                 RENTABLE SQUARE     CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES      EXPIRING LEASES    WITH FUTURE STEP-UPS
-------------  -------------------   ------------------  --------------------
  2001              --                 $ --                   $ --
  2002              --                   --                     --
  2003              --                   --                     --
  2004              --                   --                     --
  2005              --                   --                     --
  2006              --                   --                     --
  2007              --                   --                     --
  2008              --                   --                     --
  2009              --                   --                     --
  2010              --                   --                     --
Thereafter          --                   --                     --

                                           RETAIL
                  ------------------------------------------------------------
                                                               ANNUALIZED
                  RENTABLE SQUARE    CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE    FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
 EXPIRATION       EXPIRING LEASES     EXPIRING LEASES    WITH FUTURE STEP-UPS
-------------    ------------------  -----------------   --------------------
  2001                    5,485            $  259,260        $  259,260
  2002                    6,549               260,145           264,286
  2003                      622                21,148            21,782
  2004                    9,960               237,259           248,402
  2005                    3,998               123,365           127,687
  2006                    4,111               152,247           158,482
  2007                   18,191               288,508           299,309
  2008                   16,338               553,099           656,226
  2009                    2,996                33,600            33,600
  2010                   16,553               359,064           429,747
Thereafter               28,959             1,044,166         1,399,950
=============================================================================

                                BOSTON PROPERTIES
                               THIRD QUARTER 2001

                   IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

                                LEASE EXPIRATIONS


                              GREATER SAN FRANCISCO

==============================================================================
                                OFFICE
                --------------------------------------------------------------
                                                              ANNUALIZED
                 RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS
-------------   ------------------   ------------------   --------------------
   2001                40,578            $ 1,800,880            $ 1,800,880
   2002               244,451              9,189,421              9,208,855
   2003               629,550             26,207,357             26,487,236
   2004               745,026             31,570,149             31,750,201
   2005               297,568             13,659,762             14,364,676
   2006               922,628             42,893,999             45,172,210
   2007               418,305             18,081,927             19,148,723
   2008               153,762              6,329,494              6,619,534
   2009               234,997              9,935,847             10,544,558
   2010               121,282              7,798,953              9,149,037
Thereafter            208,274             13,199,489             19,739,789

                                       OFFICE/TECHNICAL
                 -------------------------------------------------------------
                                                              ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE    FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES
 EXPIRATION       EXPIRING LEASES      EXPIRING LEASES    WITH FUTURE STEP-UPS
-------------    -------------------  ------------------  --------------------
 2001                  11,600               $161,020           $161,020
 2002                  39,486                526,289            531,810
 2003                  34,864                555,357            572,850
 2004                  10,200                173,328            215,208
 2005                  31,519                451,217            495,777
 2006                   2,000                 35,276             39,116
 2007                    --                     --                 --
 2008                    --                     --                 --
 2009                    --                     --                 --
 2010                    --                     --                 --
Thereafter               --                     --                 --
==============================================================================

=============================================================================
                                INDUSTRIAL
                -------------------------------------------------------------
                                                             ANNUALIZED
                 RENTABLE SQUARE     CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES      EXPIRING LEASES    WITH FUTURE STEP-UPS
-------------  -------------------   ------------------  --------------------
  2001                --              $     --              $     --
  2002                --                    --                    --
  2003                --                    --                    --
  2004             200,213             1,026,461             1,093,712
  2005                --                    --                    --
  2006                --                    --                    --
  2007              20,000               227,568               258,279
  2008                --                    --                    --
  2009                --                    --                    --
  2010                --                    --                    --
Thereafter            --                    --                    --

                                         RETAIL
                  -----------------------------------------------------------
                                                               ANNUALIZED
                 RENTABLE SQUARE    CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO    REVENUES UNDER       EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES     EXPIRING LEASES     WITH FUTURE STEP-UPS
-------------   ------------------  -----------------    --------------------
  2001                 7,971            $  395,106          $  395,106
  2002                31,916             1,552,651           1,568,515
  2003                21,978             1,161,029           1,172,941
  2004                23,479             1,130,516           1,145,926
  2005                26,823             1,175,900           1,211,900
  2006                28,363             1,266,021           1,292,664
  2007                17,990               962,872           1,044,866
  2008                19,545             1,233,730           1,287,431
  2009                35,011             1,505,603           1,634,203
  2010                30,749             1,259,632           1,416,260
Thereafter            20,287               954,543           1,096,683
=============================================================================

                                BOSTON PROPERTIES
                               THIRD QUARTER 2001

                     IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

                                LEASE EXPIRATIONS


                                MIDTOWN MANHATTAN

==============================================================================
                                         OFFICE
                --------------------------------------------------------------
                                                              ANNUALIZED
                 RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS
-------------   ------------------   ------------------   --------------------
      2001               7,091           $    352,018           $    352,018
      2002             251,993             14,061,877             14,248,378
      2003             141,831              5,681,664              5,681,664
      2004             162,695              8,761,442              8,837,594
      2005              82,289              4,093,507              4,132,331
      2006             274,256             14,821,267             15,123,297
      2007             177,449              9,568,032              9,952,151
      2008             401,004             19,300,195             22,244,391
      2009             237,304             12,079,832             13,886,588
      2010             250,022             15,044,867             16,278,696
Thereafter           2,325,130            121,320,212            146,586,237

                                       OFFICE/TECHNICAL
                 -------------------------------------------------------------
                                                              ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE    FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES
 EXPIRATION       EXPIRING LEASES      EXPIRING LEASES    WITH FUTURE STEP-UPS
-------------    -------------------  ------------------  --------------------
      2001             --                   $ --                 $ --
      2002             --                     --                   --
      2003             --                     --                   --
      2004             --                     --                   --
      2005             --                     --                   --
      2006             --                     --                   --
      2007             --                     --                   --
      2008             --                     --                   --
      2009             --                     --                   --
      2010             --                     --                   --
Thereafter             --                     --                   --
==============================================================================

=============================================================================
                                        INDUSTRIAL
                -------------------------------------------------------------
                                                             ANNUALIZED
                 RENTABLE SQUARE     CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES      EXPIRING LEASES    WITH FUTURE STEP-UPS
-------------  -------------------   ------------------  --------------------
      2001            --                   $ --                $ --
      2002            --                     --                  --
      2003            --                     --                  --
      2004            --                     --                  --
      2005            --                     --                  --
      2006            --                     --                  --
      2007            --                     --                  --
      2008            --                     --                  --
      2009            --                     --                  --
      2010            --                     --                  --
Thereafter            --                     --                  --


                                         RETAIL
                -------------------------------------------------------------
                                                               ANNUALIZED
                 RENTABLE SQUARE    CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO    REVENUES UNDER       EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES     EXPIRING LEASES     WITH FUTURE STEP-UPS
-------------   ------------------  -----------------    --------------------
      2001               --             $     --              $     --
      2002              1,010               40,760                42,289
      2003              5,215              591,162               617,082
      2004              3,800              245,514               266,293
      2005              2,819              329,901               365,763
      2006             15,992              624,800               709,684
      2007             14,989            1,158,582             1,265,108
      2008              3,232              148,523               168,244
      2009               --                   --                    --
      2010              9,895              439,659               548,883
Thereafter             68,180            3,498,682             4,686,579
=============================================================================

                                BOSTON PROPERTIES
                               THIRD QUARTER 2001

                 IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

                                LEASE EXPIRATIONS

                            PRINCETON/EAST BRUNSWICK

==============================================================================
                                          OFFICE
                --------------------------------------------------------------
                                                              ANNUALIZED
                 RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS
-------------   ------------------   ------------------   --------------------
    2001               7,375             $   207,027          $   207,027
    2002              31,228                 726,497              726,497
    2003             116,898               3,184,048            3,184,048
    2004             400,103              11,489,219           11,545,320
    2005             229,378               6,774,182            6,867,526
    2006              84,989               2,621,410            2,771,048
    2007              81,983               2,505,514            2,776,017
    2008                --                      --                   --
    2009             170,255               5,022,635            5,801,021
    2010             145,675               4,588,490            5,002,844
Thereafter           890,056              24,437,106           26,806,218


                                       OFFICE/TECHNICAL
                 -------------------------------------------------------------
                                                              ANNUALIZED
                  RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE    FOOTAGE SUBJECT TO     REVENUES UNDER       EXPIRING LEASES
 EXPIRATION       EXPIRING LEASES      EXPIRING LEASES    WITH FUTURE STEP-UPS
-------------    -------------------  ------------------  --------------------
    2001                 --                $ --                $ --
    2002                 --                  --                  --
    2003                 --                  --                  --
    2004                 --                  --                  --
    2005                 --                  --                  --
    2006                 --                  --                  --
    2007                 --                  --                  --
    2008                 --                  --                  --
    2009                 --                  --                  --
    2010                 --                  --                  --
Thereafter               --                  --                  --
==============================================================================

=============================================================================
                                        INDUSTRIAL
                -------------------------------------------------------------
                                                             ANNUALIZED
                 RENTABLE SQUARE     CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO     REVENUES UNDER      EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES      EXPIRING LEASES    WITH FUTURE STEP-UPS
-------------  -------------------   ------------------  --------------------
    2001             --                  $ --                    $ --
    2002             --                    --                      --
    2003             --                    --                      --
    2004             --                    --                      --
    2005             --                    --                      --
    2006             --                    --                      --
    2007             --                    --                      --
    2008             --                    --                      --
    2009             --                    --                      --
    2010             --                    --                      --
Thereafter           --                    --                      --

                                         RETAIL
                  -----------------------------------------------------------
                                                             ANNUALIZED
                 RENTABLE SQUARE    CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO    REVENUES UNDER       EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES     EXPIRING LEASES     WITH FUTURE STEP-UPS
-------------   ------------------  ------------------   --------------------
    2001                  --               $  --             $  --
    2002                  --                  --                --
    2003                  --                  --                --
    2004                  --                  --                --
    2005                  --                  --                --
    2006                  --                  --                --
    2007                  --                  --                --
    2008                  --                  --                --
    2009                  --                  --                --
    2010                  --                  --                --
Thereafter                --                  --                --
=============================================================================

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                           IN-SERVICE OTHER PROPERTIES

                                LEASE EXPIRATIONS

        OTHER PROPERTIES (RICHMOND, VA; BALTIMORE, MD; BUCKS COUNTY, PA)


=====================================================================================

                                             OFFICE
                 -----------------------------------------------------------------
                                                                   ANNUALIZED
                     RENTABLE SQUARE      CURRENT ANNUALIZED     REVENUES UNDER
  YEAR OF LEASE     FOOTAGE SUBJECT TO      REVENUES UNDER      EXPIRING LEASES
   EXPIRATION        EXPIRING LEASES        XPIRING LEASES    WITH FUTURE STEP-UPS
  -------------     ------------------    ------------------  --------------------
     2001                --                 $      --            $      --
     2002             181,345                 4,220,223            4,407,229
     2003             182,325                 4,057,748            4,105,613
     2004             123,253                 2,646,108            2,783,020
     2005             394,855                 9,628,729           10,217,475
     2006             728,696                19,491,172           21,377,965
     2007              49,538                 1,896,137            1,934,671
     2008             207,959                 3,674,976            4,521,135
     2009             125,620                 2,270,089            2,905,525
     2010              13,557                   151,318              151,318
Thereafter             11,378                   254,050              330,685
=====================================================================================


=============================================================================================

                                       OFFICE/TECHNICAL
                  ---------------------------------------------------------------------------

                                                                      ANNUALIZED
                   RENTABLE SQUARE     CURRENT ANNUALIZED           REVENUES UNDER
  YEAR OF LEASE   FOOTAGE SUBJECT TO     REVENUES UNDER             EXPIRING LEASES
   EXPIRATION      EXPIRING LEASES      EXPIRING LEASES            WITH FUTURE STEP-UPS
  -------------   ------------------   ------------------          --------------------
     2001                    --        $        --                      $      --
     2002                    --                 --                             --
     2003                    --                 --                             --
     2004                    --                 --                             --
     2005                    --                 --                             --
     2006                    --                 --                             --
     2007                    --                 --                             --
     2008                    --                 --                             --
     2009                    --                 --                             --
     2010                    --                 --                             --
Thereafter                   --                 --                             --
=============================================================================================


=======================================================================================
                                         INDUSTRIAL
                 ----------------------------------------------------------------------
                                                                    ANNUALIZED
                  RENTABLE SQUARE      CURRENT ANNUALIZED         REVENUES UNDER
YEAR OF LEASE    FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION       EXPIRING LEASES       EXPIRING LEASES        WITH FUTURE STEP-UPS
-------------    ------------------    ------------------      --------------------
    2001             --                 $     --               $      --
    2002          161,000                723,030                    723,030
    2003             --                       --                      --
    2004             --                       --                      --
    2005             --                       --                      --
    2006             --                       --                      --
    2007             --                       --                      --
    2008             --                       --                      --
    2009             --                       --                      --
    2010             --                       --                      --
Thereafter           --                       --                      --
 ======================================================================================


=========================================================================================
                                               RETAIL
                -------------------------------------------------------------------------
                                                                        ANNUALIZED
                  RENTABLE SQUARE       CURRENT ANNUALIZED            REVENUES UNDER
YEAR OF LEASE    FOOTAGE SUBJECT TO       REVENUES UNDER             EXPIRING LEASES
 EXPIRATION        EXPIRING LEASES       EXPIRING LEASES           WITH FUTURE STEP-UPS
-------------    ------------------     ------------------         --------------------
    2001               382                 $ 17,106                $      17,106
    2002             6,024                  102,944                      102,944
    2003             3,976                   86,215                       89,120
    2004            11,193                   76,329                       76,756
    2005             2,096                   90,890                       99,151
    2006             6,840                  223,036                      223,036
    2007             6,700                  246,104                      261,104
    2008               --                      --                           --
    2009               --                      --                           --
    2010              625                    14,496                     18,877
Thereafter             --                      --                           --
 ========================================================================================

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                                HOTEL PERFORMANCE

                              SAME PROPERTY HOTELS
                          Long Wharf Marriott - Boston


==================================================================================================================================

                                          THIRD QUARTER   THIRD QUARTER     PERCENT          YTD            YTD          PERCENT
                                              2001            2000          CHANGE           2001           2000         CHANGE
                                              ----            ----          ------           ----           ----         -------
   Occupancy                                   91.5%          93.4%          -2.0%            81.9% (1)       91.2%      -10.2%

   Average Daily Rate                      $  243.68      $  284.84         -14.5%        $ 240.69        $ 250.61        -4.0%

   REVPAR                                  $  222.97      $  266.04         -16.2%        $ 197.13        $ 228.56       -13.8%
==================================================================================================================================

                            Cambridge Center Marriott

===================================================================================================================================

                                          THIRD QUARTER   THIRD QUARTER      PERCENT          YTD            YTD         PERCENT
                                              2001            2000            CHANGE          2001          2000         CHANGE
                                              ----            ----            ------          ----          ----         ------
   Occupancy                                  83.3%           91.6%           -9.1%            81.6%           87.7%      -7.0%

   Average Daily Rate                      $185.35         $214.35           -13.5%         $194.92         $202.18       -3.6%

   REVPAR                                  $154.46         $196.34           -21.3%         $159.05         $177.31      -10.3%
===================================================================================================================================

                            Residence Inn by Marriott

===================================================================================================================================

                                          THIRD QUARTER   THIRD QUARTER      PERCENT          YTD            YTD         PERCENT
                                              2001            2000            CHANGE          2001          2000         CHANGE
                                              ----            ----            ------          ----          ----         ------

   Occupancy                                  91.6%           97.6%           -6.1%            88.9%           92.9%      -4.3%

   Average Daily Rate                      $162.81         $177.56            -8.3%         $162.71         $168.94       -3.7%

   REVPAR                                  $149.19         $173.30           -13.9%         $144.65         $156.95       -7.8%
===================================================================================================================================

                     Total Same Property Hotel Performance

===================================================================================================================================

                                          THIRD QUARTER   THIRD QUARTER      PERCENT          YTD            YTD         PERCENT
                                              2001            2000            CHANGE          2001          2000         CHANGE
                                              ----            ----            ------          ----          ----         ------
   Occupancy                                  88.2%           93.5%           -5.7%            83.2%           90.1%      -7.7%

   Average Daily Rate                      $202.87         $233.52           -13.1%         $205.62         $213.68       -3.8%

   REVPAR                                  $179.49         $218.09           -17.7%         $170.55         $195.59      -12.8%
===================================================================================================================================

(1) Rooms renovation project was underway.

                             BOSTON PROPERTIES,INC.
                               THIRD QUARTER 2001

                            SAME PROPERTY PERFORMANCE

            OFFICE, OFFICE/TECHNICAL, INDUSTRIAL AND HOTEL PROPERTIES

===================================================================================================================================
                                                           OFFICE       OFFICE/TECHNICAL    INDUSTRIAL     HOTEL          TOTAL
                                                           ------       ----------------    ----------     -----          -----
Number of Properties                                           84                30               5             3             122
Square feet                                            22,774,236         1,832,720         610,486       937,874      26,155,316
Percent of in-service properties                             86.4%            100.0%          100.0%        100.0%           88.0%
Occupancy @ 9/30/00                                          99.2%             93.4%           96.9%         --              98.8%
Occupancy @ 9/30/01                                          96.7%             97.3%           87.3%         --              96.6%
Percent change from 3rd quarter 2001
  over 3rd quarter 2000
     Revenue                                                  6.0%             31.5%           -6.8%         -8.7%            5.9%
     Expense                                                  7.0%             -7.9%           -3.0%         -4.8%            6.5%
     Net Operating Income                                     5.5%             43.1%           -7.5%         -9.4%            5.6%
===================================================================================================================================

                SAME PROPERTY LEASE ANALYSIS - SEPTEMBER 30, 2001

===================================================================================================================================

                                                                     OFFICE     OFFICE/TECHNICAL       INDUSTRIAL           TOTAL
                                                                     ------     ----------------       ----------           -----
Vacant space available @ 07/01/01 (sf)                              516,660             27,536             77,264          621,460
Square footage of leases expiring or
  terminated 07/01/01-09/30/01                                    1,064,279            133,002               --          1,197,281
                                                                 ----------         ----------         ----------       ----------
Total space for lease (sf)                                        1,580,939            160,538             77,264        1,818,741
                                                                 ==========         ==========         ==========       ==========
New tenants (sf)                                                    793,941              3,100               --            797,041
Renewals (sf)                                                        39,019            108,815               --            147,834
                                                                 ----------         ----------         ----------       ----------
Total space leased (sf)                                             832,960            111,915               --            944,875
                                                                 ==========         ==========         ==========       ==========
Space available @ 9/30/01 (sf)                                      747,979             48,623             77,264          873,866
                                                                 ==========         ==========         ==========       ==========
Net increase (decrease) in leased space (sf)                       (231,319)           (21,087)              --           (252,406)
Average lease term (months)                                              96                 25               --                 90
2nd generation TI/Comm PSF                                       $    28.15         $     2.30         $     --         $    25.09
Increase in 2nd generation net rents (1)                               39.4%              22.8%              --               38.7%
===================================================================================================================================

(1) Represents increase in net rents on a "cash to cash" basis. (Actual net rent at time of expiration vs. initial net rent of new lease.)

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

         ALL "IN-SERVICE" PROPERTIES - QUARTER ENDED SEPTEMBER 30, 2001

==================================================================================================================================

                                                               OFFICE     OFFICE/TECHNICAL    INDUSTRIAL    TOTAL
                                                               ------     ----------------    ----------    -----
Vacant space available @ 07/01/01 (sf)                        1,060,919         27,536          77,264     1,165,719
Square footage of leases expiring or
  terminated 07/01/01-09/30/01                                1,101,707        133,002            --       1,234,709
                                                             ----------   ------------         -------    ----------
Total space for lease (sf)                                    2,162,626        160,538          77,264     2,400,428
                                                             ==========   ============         =======    ==========
New tenants (sf)                                              1,120,896          3,100            --       1,123,996
Renewals (sf)                                                    39,019        108,815            --         147,834
                                                             ----------   ------------         -------    ----------
Total space leased (sf)                                       1,159,915        111,915            --       1,271,830 (2)
                                                             ==========   ============         =======    ==========
Space available @ 09/30/01 (sf)                               1,002,711         48,623          77,264     1,128,598
                                                             ==========   ============         =======    ==========
Net increase/(decrease) in leased space (sf)                     58,208        (21,087)           --          37,121
Average lease term (months)                                          96             25            --              90
2nd generation TI/Comm PSF                                    $   28.15       $   2.30         $  --      $    25.09
Increase in 2nd generation net rents (1)                           39.4%          22.8%           --            38.7%
==================================================================================================================================

(1) Represents increase in net rents on a "cash to cash" basis (actual net rent at time of expiration vs. initial net rent of new lease).

(2) Total space leased of 1,271,830 sf equals 326,955 sf 1st generation and 944,875 sf 2nd generation.

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                  HISTORICALLY GENERATED CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS
                                 (IN THOUSANDS)

                        HISTORICAL CAPITAL EXPENDITURES

===================================================================================================================================

                                        YTD 2001     Q3 2001      Q2 2001     Q1 2001      2000       1999       1998      1997
                                        --------     -------      -------     -------      ----       ----       ----      ----
Recurring capital expenditures          $  8,472      $ 2,309     $ 3,425     $ 2,738    $11,201    $11,611    $ 3,543    $ 1,125
                                        ========      =======     =======     =======    =======    =======    =======    =======
Hotel improvements, equipment upgrades  $  7,439      $ 1,089     $ 4,069     $ 2,281    $ 5,697    $ 2,346    $ 3,872    $ 2,625
  and replacements                      ========      =======     =======     =======    =======    =======    =======    =======
===================================================================================================================================

           2ND GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS

===================================================================================================================================

                                       YTD 2001      Q3 2001         Q2 2001       Q1 2001         2000             1999
                                      ---------      -------         -------       -------         ----
Office
   Square feet                        1,894,378         832,960       497,756       563,662       2,913,599       2,115,281
                                      ---------     -----------     ---------     ---------      ----------      ----------
   Tenant improvement and lease
     commissions p.s.f.               $   19.93     $     28.15     $   12.06     $   14.72      $    13.82      $    10.60
                                      ---------     -----------     ---------     ---------      ----------      ----------
Office/Technical
   Square feet                          156,898       111,915        10,696        34,287         694,536         167,231
                                      ---------     -----------     ---------     ---------      ----------      ----------
   Tenant improvement and lease
     commissions p.s.f.               $    2.56     $     2.30     $    3.34     $    3.19      $     2.95      $     1.94
                                      ---------     -----------     ---------     ---------      ----------      ----------
Industrial
   Square feet                        $     --            --            --            --           209,125         163,962
                                      ---------     -----------     ---------     ---------      ----------      ----------
   Tenant improvement and lease
     commissions p.s.f.               $     --      $     --       $    --       $    --        $     1.38      $     0.60
                                      ---------     -----------     ---------     ---------      ----------      ----------
   Average tenant improvement and
     lease commission p.s.f.          $   18.60     $     25.09     $   11.88     $   14.05      $    11.16      $     9.34
                                      =========     ===========     =========     =========      ==========      ==========
===================================================================================================================================

==============================================================================================

                                                                  1998            1997
                                                                  ----            ----
Office
   Square feet                                                   648,291       1,016,427
                                                                --------      ----------
   Tenant improvement and lease commissions p.s.f.              $   9.82      $    10.83
                                                                --------      ----------
Office/Technical
   Square feet                                                   113,428         169,878
                                                                --------      ----------
   Tenant improvement and lease commissions p.s.f.              $   3.32      $     2.22
                                                                --------      ----------
Industrial
   Square feet                                                   320,608         258,795
                                                                --------      ----------
   Tenant improvement and lease commissions p.s.f.              $   1.13      $     0.99
                                                                --------      ----------
   Average tenant improvement and lease commission p.s.f.           6.57      $     8.06
                                                                ========      ==========
==============================================================================================

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

              VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS
                            as of September 30, 2001

                                  ACQUISITIONS

===================================================================================================================================
                                                                                    ANTICIPATED
                                                                   INITIAL             FUTURE               TOTAL          CURRENT
   PROPERTY             DATE ACQUIRED       SQUARE FEET           INVESTMENT         INVESTMENT           INVESTMENT      OCCUPANCY
   --------             -------------       -----------           ----------        ------------          ----------      ---------

   Citigroup Center        Apr-01           1,578,623             755,000,000             --               755,000,000     100%
                                          -----------            ------------       --------             -------------    ----
      Total Value Creation Pipeline -       1,578,623            $755,000,000       $     --              $755,000,000     100%
                Acquisitions              ===========            ============       ========             =============    ====
===================================================================================================================================

                                  DISPOSITIONS

===================================================================================================================================
                                                                                                            NET
   PROPERTY                           DATE DISPOSED      SQUARE FEET             NET PROCEEDS            BOOK VALUE         GAIN
   --------                           -------------      -----------             ------------            ----------      ----------
   25-33 Dartmouth Street                Mar-01           78,045                 $ 6,612,676              $811,158       $5,801,518
   Maryland Industrial Park,
     Bldgs. 2&3                          Jun-01          183,945                   7,574,494             5,297,462        2,277,032
                                                         -------                 -----------            ----------      -----------
            Total Dispositions                           261,990                 $14,187,170            $6,108,620      $8,078,550
                                                         =======                 ===========            ==========      ===========

==================================================================================================================================

                            BOSTON PROPERTIES, INC.
                                 THIRD QUARTER

               VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS
                            as of September 30, 2001

==================================================================================================================================


DEVELOPMENT PROPERTIES                                        INITIAL OCCUPANCY       STABILIZATION DATE      LOCATION
----------------------                                        -----------------       ------------------      --------
Quorum Office Park                                            Q3 2001                 Q4 2001                 Chelmsford, MA
111 Huntington Avenue - Prudential Center                     Q3 2001                 Q4 2002                 Boston, MA
Broad Run Business Park- Building E                           Q4 2001                 Q2 2002                 Dulles, VA
One and Two Discovery Square (50% ownership)                  Q4 2001                 Q4 2002                 Reston, VA
ITT Educational Services                                      Q4 2001                 Q4 2001                 Springfield, VA
5 Times Square                                                Q1 2002                 Q2 2002                 New York, NY
Waltham Weston Corporate Center                               Q1 2002                 Q4 2003                 Waltham, MA
7702 Boston Boulevard                                         Q1 2002                 Q1 2002                 Springfield, VA
611 Gateway Boulevard                                         Q2 2002                 Q1 2004                 S. San Francisco, CA
Two Freedom Square (50% ownership)                            Q3 2002                 Q1 2003                 Reston, VA
Shaws Supermarket                                             Q4 2002                 Q4 2001                 Boston, MA
Times Square Tower                                            Q4 2003                 Q2 2004                 New York, NY

Total Development Properties

==================================================================================================================================

==================================================================================================================================
                                                                                             ANTICIPATED            CURRENT
                                                  # OF                     INVESTMENT          TOTAL               PERCENTAGE
DEVELOPMENT PROPERTIES                          BUILDINGS   SQUARE FEET     TO DATE          INVESTMENT              LEASED
----------------------                          ---------   -----------    ----------        -----------           ----------
Quorum Office Park                                  1         129,959     $  18,204,772    $   20,417,204              100%
111 Huntington Avenue - Prudential Center           1         919,229       251,348,425       290,000,000               93%
Broad Run Business Park- Building E                 1         124,650        11,192,527        19,946,000                0%
One and Two Discovery Square (50% ownership)        2         362,868        24,504,106        41,204,097 (1)           49%
ITT Educational Services                            1          32,114         1,797,980         5,740,000              100%
5 Times Square                                      1       1,099,154       380,749,116       536,115,000              100%
Waltham Weston Corporate Center                     1         295,000        47,894,645        95,446,000               17%
7702 Boston Boulevard                               1          43,171           278,318         7,286,409              100%
611 Gateway Boulevard                               1         249,732        30,372,778        77,523,240                0%
Two Freedom Square (50% ownership)                  1         417,113        21,863,164        79,848,921 (1)           58%
Shaws Supermarket                                   1          57,235         3,478,239        23,868,520              100%
Times Square Tower                                  1       1,221,058       217,974,439       653,500,000               51%
                                               ------      ----------   ---------------    --------------           -------
Total Development Properties                       13       4,951,283   $ 1,009,658,509    $1,850,895,391               67%
                                               ------      ----------   ---------------    --------------           -------
==================================================================================================================================

                   DEVELOPMENTS PLACED-IN-SERVICE DURING 2001

===================================================================================================================
                                                 PLACED           STABILIZATION                        # OF
CLASS A OFFICE BUILDING                      IN SERVICE DATE          DATE           LOCATION        BUILDINGS
-----------------------                      ---------------      -------------      --------        ---------
   302 Carnegie Center                       Q1 2001              Q1 2002            Princeton, NJ       1
   New Dominion Tech Park - Building 1       Q1 2001              Q1 2001            Herndon, VA         1
   40 Shattuck Road                          Q2 2001              Q2 2002            Andover, MA         1
   2600 Tower Oaks Boulevard                 Q2 2001              Q2 2002            Rockville, MD       1
   Orbital Sciences Phase II - Building 2    Q3 2001              Q3 2001            Dulles, VA          1
   Quorum Office Park                        Q3 2001              Q3 3001            Chelmsford, MA      1
                                                                                                      -----
Total Developments Placed in Service                                                                     6
                                                                                                      =====
===================================================================================================================

===================================================================================================================
                                                               INVESTMENT         TOTAL            PERCENTAGE
CLASS A OFFICE BUILDING                      SQUARE FEET        TO DATE         INVESTMENT          LEASED
-----------------------                      -----------       ----------       ----------         ----------
302 Carnegie Center                             65,063       $ 10,614,982       $ 13,435,000           71%
New Dominion Tech Park - Building 1            235,201         47,182,816         48,770,000          100%
40 Shattuck Road                               119,499         14,814,750         17,381,000           83%
2600 Tower Oaks Boulevard                      178,899         35,119,046         38,295,000           70%
Orbital Sciences Phase II - Building 2         160,502         27,638,249         29,900,000          100%
Quorum Office Park                             129,959         17,584,217         20,417,204          100%
                                              --------       ------------       ------------         -----
Total Developments Placed in Service           899,123       $152,954,060       $168,198,204           89%
                                              ========       ============       ============         =====
===================================================================================================================

(1) Represents 50% of the total anticipated project-level investment.

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2001

                  VALUE CREATION PIPELINE - OWNED LAND PARCELS
                            as of September 30, 2001

=============================================================================================================================
                                                  NO. OF                                       DEVELOPABLE
LOCATION                                          PARCELS                 ACREAGE              SQUARE FEET
--------                                          -------                 -------              -----------
                                                                                                  >
Rockville, MD                                         4                     92.3                  986,000
Dulles, VA                                            2                     76.6                  937,000
Gaithersburg, MD                                      4                     27.0                  850,000
San Jose, CA                                          5                      3.7                  841,000
Reston, VA                                            2                      4.7                  480,716
Boston, MA                                            4                      2.5                  641,765
Washington, DC (1)                                    1                      1.3                  550,000
Marlborough, MA                                       1                     50.0                  400,000
Herndon, VA                                           2                     25.2                  383,000
Waltham, MA                                           1                      4.3                  202,000
S. San Francisco, CA                                  1                      3.0                  120,799
Andover, MA                                           1                     10.0                  110,000
                                                  -----                    -----                ---------
                                                     28                    300.6                6,502,280
                                                  =====                    =====                =========

=============================================================================================================================

                 VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS
                            as of September 30, 2001

=====================================================================================
                           NO. OF                               DEVELOPABLE
LOCATION                   PARCELS          ACREAGE             SQUARE FEET
--------                   -------          -------             -----------
Princeton, NJ (2)             14             149.9                1,900,000
Weston, MA (3)                 1              74.0                  350,000
Framingham, MA (4)             1              21.5                  300,000
Cambridge, MA (5)              1               2.6                  165,000
                            ----             -----                ---------
                              17             248.0                2,715,000
                            ====             =====                =========

=====================================================================================

(1) 25% interest in land through a joint venture.
(2) $20.00/FAR plus an earnout calculation.
(3) $18.2 million (of which $9.1 million has already been paid) subject to receiving all necessary permits and approvals.
(4) Subject to ground lease.
(5) Prior to January 23, 2002 the cost will be $25.92/ SF of land area. Land area is approximately 108,000 SF.